UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

MOBIQUITY TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MOBIQUITY TECHNOLOGIES, INC.

35 Torrington Lane

Shoreham, NY 11786

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 15, 2023

To the Stockholders of Mobiquity Technologies, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Mobiquity Technologies, Inc. (the “Company”) to be held on Monday, May 15, 2023 at 9:00 a.m. Daylight Savings Time. We are planning to hold our 2023 Annual Meeting virtually via the Internet at https://www.cstproxy.com/mobiquitytechnologies/2023, or via telephone access (listen-only) as follows: within the U.S. and Canada: 1 800-450-7155 (toll-free), or outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply). You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:

•	To elect five directors to the Company’s Board of Directors to hold office for the following year until their successors are elected (Proposal 1);

•	To ratify and approve the 2023 Equity Participation Plan (the “2023 Equity Plan”) as described in this proxy statement (Proposal 2);

•	To ratify the appointment of D. Brooks &; Associates CPAs as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal 3);

•	To approve for purpose of complying with Nasdaq Listing Rule 5550(a)(2), granting the Board of Directors discretionary authority to amend the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock for the purpose of meeting the NASDAQ Capital Markets (“NasdaqCM”) minimum price for continued listing of at least $1.00 per share (Proposal 4);

•	To approve for purposes of complying with Nasdaq Listing Rule 5635(d) the issuance of shares of common stock underlying convertible Senior Secured 20% OID Promissory Notes that we issued in December 2022 in a number that may be equal to or exceed 20% of our common stock outstanding immediately prior to the issuance of those notes (Proposal 5);

•	To approve a change in the Company’s by-laws to reduce the quorum for holding a meeting of stockholders from a majority of the outstanding shares of capital stock entitled to vote to one-third of the outstanding shares of capital stock entitled to vote (Proposal 6); and

•	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on April 12, 2023 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting virtually and prefer to vote at the Annual Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD ON MAY 15, 2023.

Our proxy materials including our Proxy Statement for the 2023 Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and proxy card are available on the Internet at https://www.cstproxy.com/mobiquitytechnologies/2023. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Dean L. Julia
Chief Executive Officer

April 17, 2023
Shoreham, New York

If you have any questions or require any assistance in voting your shares, please call:

Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York 10004 Phone number: 917-262-2373

TABLE OF CONTENTS

GENERAL INFORMATION	1
PROPOSAL 1: TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED	7
CORPORATE GOVERNANCE MATTERS	9
EXECUTIVE OFFICERS	13
EXECUTIVE COMPENSATION	15
DIRECTOR COMPENSATION	19
REPORT OF THE AUDIT COMMITTEE	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
TRANSACTIONS WITH RELATED PERSONS	26
PROPOSAL 2: RATIFY AND APPROVE THE 2023 EQUITY PARTICIPATION PLAN	28
PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF OUR REGISTERED PUBLIC ACCOUNTING FIRM	36
PROPOSAL 4: RATIFICATION OF PROPOSAL TO COMPLY WITH NASDAQ LISTING RULE 5550(a)(2)	39
PROPOSAL 5: RATIFICATION OF PROPOSAL TO COMPLY WITH NASDAQ LISTING RULE SECTION 5635(c)	45
PROPOSAL 6: APPROVE A CHANGE IN THE COMPANY’S BY-LAWS WITH RESPECT TO STOCKHOLDER QUORUM REQUIREMENTS	48
STOCKHOLDER PROPOSALS	50
ANNUAL REPORT	50
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	50
OTHER MATTERS	51

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MOBIQUITY TECHNOLOGIES, INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on Monday, May 15, 2023 at 9:00 a.m. Daylight Savings Time (the “Annual Meeting”). We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to https://www.cstproxy.com/mobiquitytechnologies/2023, using the password provided in the proxy card included in the proxy materials, or call within the U.S. and Canada: 1 800-450-7155 (toll-free), or outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) for telephone access (listen-only) to access the meeting using the telephone conference code provided in the proxy card included in the proxy materials. Attendees will need to register prior to the meeting in order to receive access to the meeting.

Proxies for the Annual Meeting are being solicited by our Board. This proxy statement is first being made available to stockholders on or about April 17, 2023.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 15, 2023.

Our proxy materials including our Notice of Internet Availability of Proxy Materials, Proxy Statement for the 2023 Annual Meeting, our annual report on Form 10-K for the fiscal year ended December 31, 2022 and proxy card are available on the Internet at https://www.cstproxy.com/mobiquitytechnologies/2023. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

In this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Mobiquity” refer to Mobiquity Technologies, Inc. The mailing address of our principal executive offices is Mobiquity Technologies, Inc., 35 Torrington Lane, Shoreham, NY 11786.

About the Meeting

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

•	To elect five directors to our Board to hold office for the following year until their successors are elected;
•	To ratify and approve the 2023 Equity Participation Plan.
•	To ratify the appointment of D. Brooks & Associates CPAs as our independent registered public accounting firm for the year ending December 31, 2023;
•	To approve a proposal to comply with Nasdaq Listing Rule Section 5550(a)(2);
•	To approve a proposal to comply with Nasdaq Listing Rule Section 5635(d);
•	To approve a change in the Company’s by-laws with respect to a quorum for holding a meeting of stockholders; and
•	To consider any other matters that may properly come before the Annual Meeting.

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What are the Board’s recommendations?

Our Board believes that the first six proposals listed above are advisable and in the best interests of the Company and our stockholders and recommends that you vote FOR these proposals. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only holders of record of our common stock at the close of business on the record date, April 12, 2023, are entitled to receive notice of the Annual Meeting and to vote either class of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. As of the record date, there were 17,051,893 shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each proposal.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at https://www.cstproxy.com/mobiquitytechnologies/2023, using the password provided in the proxy card included in the proxy materials, or via telephone access (listen-only) within the U.S. and Canada: 1 800-450-7155 (toll-free), or outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) using the telephone conference code provided in the proxy card included in the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location. Attendees will need to register prior to the meeting in order to receive access to the meeting.

The live webcast of the Annual Meeting will begin promptly at 9:00 a.m. Daylight Savings Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

An online portal will be available to our stockholders at https://www.cstproxy.com/mobiquitytechnologies/2023 commencing approximately on or about April 17, 2023. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than two questions from a single stockholder. We have retained Continental Stock Transfer & Trust Company to host our virtual Annual Meeting and to distribute, receive, count and tabulate proxies.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

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How do I vote?

Your vote is important. On or about April 17, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) as well as the full set of proxy materials to all stockholders of record on our books at the close of business on the record date and will post our proxy materials at https://www.cstproxy.com/mobiquitytechnologies/2023.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically (or by ballot if the meeting is held at our offices), all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to https://www.cstproxy.com/mobiquitytechnologies/2023, using the password provided in the proxy card included in the proxy materials, and following the instructions on that website. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities will be available 24 hours a day until 11:59 p.m., Daylight Savings Time, on Sunday, May 14, 2023; and then again during the meeting.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing within the U.S. and Canada: 1 800-450-7155 (toll-free), or outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply), using the access code provided in the proxy card included in the proxy materials, and following the recorded instructions. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities will be available 24 hours a day until 11:59 p.m., Daylight Savings Time, on Sunday, May 14, 2023; and then again during the meeting.

Vote by Email

You may sign, date, scan and email your scanned Proxy Card to proxy@continentalstock.com until 11:59 p.m., Daylight Savings Time, on Sunday, May 14, 2023.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, NY 10004, Attention: Proxy Department. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. Daylight Savings Time, on Sunday, May 14, 2023.

Please note that you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet.

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Voting at the Annual Meeting

You will have the right to vote at the Annual Meeting.

You will have the right to vote on the day of, or during, the Annual Meeting at https://www.cstproxy.com/mobiquitytechnologies/2023 using the process described above under “Vote on the Internet”, or by telephone by dialing within the U.S. and Canada: 1 800-450-7155 (toll-free), or outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply), using the process described above under “Vote by Telephone”, but the website or telephone system will only record votes from attending stockholders,. To demonstrate proof of stock ownership, you will need to enter the control number received with your proxy card to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•	filing with our CEO a notice of revocation;
•	submitting a later-dated vote by telephone or on the Internet;
•	sending in another duly executed proxy bearing a later date; or
•	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

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What vote is required to approve each proposal?

The holders of a majority of the voting power of the common stock issued and outstanding on the record date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to New York corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

With respect to Proposal 1 -- the election of directors, assuming a quorum is present, a plurality of the votes cast at the Annual Meeting is required to elect each nominee. Therefore an incumbent director nominee who receives the highest number of shares voted “for” his or her election to his or her board seat will be elected. A director that runs unopposed for a board seat only needs one vote to be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on Proposal 1.

With respect to Proposal 2 -- the ratification and approval of the 2023 Equity Participation Plan as described in this proxy statement, Proposal 3 -- the approval of the ratification of the appointment of D. Brooks & Associates CPAs, Proposal 5 -- the approval of proposal to comply with Nasdaq Listing Rule Section 5635(d), Proposal 6 -- the approval of a proposal to change the Company’s by-laws with respect to a quorum for holding a meeting of stockholders, and Proposal 7 – to consider any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting, is required to approve these proposals. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals. With respect to Proposal 4, to approve a proposal to comply with Nasdaq Listing Rule 5550(a)(2), the affirmative vote of the majority of the issued and outstanding shares of capital stock entitled to vote at the meeting is required to approve this Proposal. Accordingly, any abstentions and non-broker votes may affect the outcome of Proposal 4.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

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Under the applicable rules governing such brokers, we believe Proposal 3 to ratify the appointment of D. Brooks & Associates CPAs as our independent registered public accounting firm is likely to be considered a “routine” item. This means that brokers may vote using their discretion on that proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-routine”, and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. We believe Proposal 1 to elect directors, Proposal 2 to ratify and approve the 2023 Equity Participation Plan, Proposal 4 to approve a proposal to comply with Nasdaq Listing Rule 5550(a)(2), Proposal 5 to approve a proposal to comply with Nasdaq Listing Rule Section 5635(d), Proposal 6 to approve a proposal to change the Company’s by-laws with respect to a quorum for holding a meeting of stockholders, and Proposal 7 to vote on any other matter that may properly come before the Annual Meeting are likely to be considered “non-routine”, which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for these proposals.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by mail or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Continental Stock Transfer & Trust Company to assist in the solicitation of proxies and provide related informational support, for a services fee, which is not expected to exceed $7,500.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

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PROPOSAL 1: TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE

FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND

QUALIFIED

Our Board currently consists of five directors and each of our five directors holds their positions on the Board until the Annual Meeting. Each of the five director nominees named below will stand for election at the Annual Meeting. Each director’s term will then continue until the earlier of the election and qualification of their successor, or their death, resignation or removal. At the recommendation of our Nominating and Corporate Governance Committee, our Board proposes that the five director nominees named below be elected as directors to serve until the 2023 Annual Meeting and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Therefore an incumbent director nominee who receives the highest number of shares voted “for” his or her election to his or her board seat will be elected. A director that runs unopposed for a board seat only needs one vote to be elected. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the five nominees named below. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election for a Term Expiring at the 2023 Annual Meeting

The following table sets forth the name, age, position and tenure of our directors who are up for election at the 2023 Annual Meeting:

Name	Age	Position(s)	Served as a Director Since
Dean L. Julia	55	Chief Executive Officer, President, Treasurer, Director, Co-Founder	1998
Dr. Gene Salkind, M.D.	70	Chairman of the Board	2019
Byron Booker	49	Director	2023
Nate Knight	72	Director	2023
Anne S. Provost	58	Director	2022

The following biographical descriptions set forth certain information with respect to the director nominees, based on information furnished to us by each director nominee.

Dean L. Julia. Mr. Julia works at Mobiquity Technologies, Inc. where he has served as its Chief Executive Officer since December 2000. Mr. Julia co-founded Mobiquity in 1998. Mr. Julia is responsible for establishing our overall strategy and fostering key relationships with technology partners and developers. Mr. Julia also works at Mobiquity Networks, Inc., Mobiquity’s wholly owned subsidiary, since its formation in 2011. Mr. Julia is responsible for the integration of the sales and intellectual property departments of Mobiquity. From September 1996 through February 1998, Mr. Julia served as President and Chief Executive Officer of DLJ Consulting, a financial intermediary consultant for public and private companies. Mr. Julia has served on the board since its inception. Mr. Julia is a graduate of Hofstra University with a Bachelor of Business Administration in 1990. Except for Mobiquity Technologies, Inc., Mr. Julia does not hold, and has not previously held, any directorships in any publicly traded reporting companies.

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Gene Salkind, M.D. Dr. Salkind has served as a director of Mobiquity since January 2019 and Chairman of our board of directors since October 2019. Dr. Salkind is a prominent practicing neurosurgeon, and he has been a shareholder and has worked as President of Bruno & Salkind M.D. P.C. since 1985. He has also worked at Holy Redeemer Hospital where he is the Chief of Neurosurgery, a position he has held since 2001. Dr. Salkind is board certified in neurological surgery by the American Board of Neurological Surgery. He served as Chief of Neurosurgery of Albert Einstein Medical Center in Philadelphia from 1997 to 2002, and of Jeanes Hospital in Philadelphia from 1990 to 2000. In addition to Dr. Salkind’s medical career, he is a tech-company investor, with experience guiding small and micro-cap companies in their development and growth, including up-listings to national securities exchanges. His experience will help the Company with its business growth and corporate finance strategies. Dr. Salkind is a graduate of Lewis Katz School of Medicine at Temple University with a Doctor of Medicine in 1979. Dr. Salkind is a graduate of the University of Pennsylvania with a B.A. in Biology, cum laude in 1974. From 2021 to present, Dr. Salkind has served as a director at Grove Holdings, Inc., which expects to be a publicly traded company in sixty to ninety days. From 2018 to present, Dr. Salkind has served as a director at CURE Pharmaceutical Holding Corp., a publicly traded company. From 2014 to 2020, Dr. Salkind served as a director at Dermtech Intl., a publicly traded company.

Byron Booker is the CEO of Lookhu Inc., a multi-channel streaming platform which he founded in 2014. He is a seasoned entrepreneur in the entertainment industry with extensive experience in live streaming, content licensing, video production, and music production, having secured deals with Sony ATV and Universal Music Group, in addition to working with renowned artists such as Chris Brown, Rihanna, P Diddy and Pit Bull. Mr. Booker's most recent work includes the executive production of the visual album titled "Raydemption," featuring celebrities such as Ray J, Princess Love, FloRida, Brandy, and Snoop Dogg. He has also produced successful films and live events alongside social media influencers Vitaly, Tim Delghetto, Tonio Skitz, and Kinsey Wolanski, featuring movie icons Danny Trejo and Tiny Lister, including the all-time record for any event at the South by Southwest film festival in 2013 with over 300,000 concurrent streams. He is also chairman of the Recording Artists Guild, an association of over 12,000 recording artists worldwide, which he founded in 2009. Mr. Booker received a bachelor’s degree in business studies from Dallas Baptist University.

Nate Knight is an accomplished business leader with over 30 years of experience as a public accountant, served as an independent director and Chief Financial Officer of United Heath Products, a publicly traded company, from 2013 to 2020. During his tenure, he brought extensive expertise and knowledge to the company's financial operations. Additionally, from 1973 to 2004 Mr. Knight owned and operated his own accounting business, further honing his financial acumen. Prior to joining United Heath Products, he worked as an internal auditor at Prime Alliance Bank from 2004 to 2010.

Anne S. Provost has been employed full-time with TNR Technical, Inc. in various capacities since 1996. She has served as its Chief Financial Officer since 2008 and was recently elected as Acting President. Prior to TNR, she worked as a Business Manager with the Orlando Business Journal. She graduated from the University of Central Florida in 1991 with a BSBA, Accounting. She completed her undergraduate degree while working full-time in the accounting departments of various Orlando law firms. In 2008, she obtained an Executive MBA from the University of Central Florida.

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Board Diversity Matrix

In accordance with Nasdaq’s recently adopted board diversity listing standards, we are also disclosing aggregated statistical information about our Board’s self-identified gender and racial characteristics and LGBTQ+ status as voluntarily confirmed to us by each of our directors.

Board Diversity Matrix (As of April 17, 2023)
Total Number of Directors - 5
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4	–	–
Number of Directors who identify in Any of the Categories Below:
African American or Black	–	1	–	–
Alaskan Native or Native American	–	–	–	–
Asian	–	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	1	3	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	–
Did Not Disclose Demographic Background	–

CORPORATE GOVERNANCE MATTERS

Board of Director Composition

Our Board currently consists of five members and each of whom are standing for re-election to the Board. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board of Director Meetings

During our fiscal year ending December 31, 2022, (i) our Board met 7 times through actual meetings and written consents; (ii) our audit committee of the Board (the “Audit Committee”) met seven times; (iii) our compensation committee of the Board (the “Compensation Committee”) met one time and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) met zero times during such period. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings.

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Director Independence

In accordance with the listing standards of The Nasdaq Stock Market LLC, the Board must consist of a majority of independent directors. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board considered several factors including the purchase or sales of goods and/or services between the company and an entity with which a director is affiliated, and reviewed information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management.

Additionally, Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a Nasdaq-listed company may not, other than in his or her capacity as a member of the Audit Committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Further, each member of our Compensation Committee also must qualify as independent under the listing standards, as “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and as “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board determined that Mr. Knight, Mr. Booker and Ms. Provost are (and Peter Zurkow and Michael Wright during their tenure on the Board until their resignation for personal reasons on March 31, 2023 and March 16, 2023, respectively, were) “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of Nasdaq. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and any transactions involving them described in the section entitled “Transactions with Related Persons.”

Board Committees

Audit Committee

The Company’s Audit Committee currently consists of Ms. Provost (Chairman), Nate Knight and Byron Booker. The Audit Committee’s primary functions are to oversee and review: the integrity of the Company’s consolidated financial statements and other financial information furnished by the Company, the Company’s compliance with legal and regulatory requirements, the Company’s systems of internal accounting and financial controls, the independent auditor’s engagement, qualifications, performance, compensation and independence, related party transactions, and compliance with the Company’s Code of Business Conduct and Ethics.

Each member of the Audit Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of Nasdaq. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board determined that Ms. Provost , Mr. Knight are each an “audit committee financial expert,” as defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The Company’s Audit Committee Charter may be viewed on the Company’s website at https://mobiquitytechnologies.com/audit-committee-charter/.

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Compensation Committee

The Compensation Committee of the Board of Directors is currently composed of the following non-employee directors: Mr. Knight (Chairman), Ms. Provost and Mr. Booker. None of these Compensation Committee members are or weres an officer or employee of the Company. Each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of Nasdaq. The responsibilities of the Compensation Committee include overseeing the evaluation of executive officers (including the Chief Executive Officer) of the Company, determining the compensation of executive officers of the Company, and overseeing the management of risks associated therewith. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee also administers the Company’s equity-based plans and makes recommendations to the board with respect to actions that are subject to approval of the board regarding such plans. The Compensation Committee also reviews and makes recommendations to the board with respect to the compensation of directors. The Compensation Committee monitors the risks associated with the Company’s compensation policies and practices as contemplated by Item 402(s) of Regulation S-K.

The Company’s Board has adopted a Compensation Committee Charter, which is available for viewing on the Company’s website at https://mobiquitytechnologies.com/compensation-committee-charter/.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is currently composed of Mr. Knight, Ms. Provost and Mr. Booker. None of these members is or was an officer or employee of the Company. Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of Nasdaq. The Nominating and Corporate Governance Committee nominates individuals to be elected to the board of directors by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered.

The Company’s Board has adopted a Nominating and Corporate Governance Committee Charter, which is available for viewing on the Company’s website at https://mobiquitytechnologies.com/nominating-and-corporate-governance-committee-charter.

Stockholder Nominations for Directorships

Our Nominating and Corporate Governance Committee will consider potential director candidates recommended by stockholders as long as the stockholders comply with our Charter and bylaws, in recommending a potential candidate. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures set forth in our bylaws. Stockholders wishing to recommend a candidate for nomination should contact our CEO in writing at: The Board of Directors, Mobiquity Technologies, Inc., 35 Torrington Lane, Shoreham, NY 11786, Attention: CEO. For more information, please see the section below titled “Stockholder Proposals.”

Assuming that the appropriate information is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our charter.

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Board Leadership Structure and Role in Risk Oversight

In accordance with the Company’s By-Laws, the Chairman of the Board, Dr. Gene Salkind, presides at all meetings of the Board. The current Chief Executive Officer, Dean L. Julia, is not the Chairman. The Company has no fixed policy with the separation of these titles. Periodically, our Board will assess the roles of Chairman and Chief Executive Officer, and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board believes that the current two separate roles is satisfactory at present. Mr. Julia, as our Chief Executive Office, has extensive knowledge of all aspects of the Company and its business. The Board has not appointed a Lead Independent Director. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure.

This has allowed, and will continue to allow, our Board the flexibility to establish the most appropriate structure for the Company at any given time.

While management is responsible for assessing and managing risks for the Company, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and our standing Board committees. Our Board satisfies this responsibility through written and/or oral reports by each committee chair. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, our CEO is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the CEO considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Mobiquity Technologies, Inc., 35 Torrington Lane, Shoreham, NY 11786, Attention: CEO.

Code of Business Conduct and Ethics

The Company has a Code of Business Conduct and Ethics that applies to its directors, officers and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to provide guidance to the Company’s directors, officers and employees to help them recognize and deal with ethical issues, to provide mechanisms to report unethical or illegal conduct and to contribute positively to the Company’s culture of honesty and accountability. The Company’s Code of Business Conduct and Ethics is publicly available on the Company’s website at https://www.mobiquitytechnolgies.com/code-of-business-conduct. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to its directors or executive officers, the Company will disclose the nature of such amendments or waiver on its website or in a current report on Form 8-K.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

NAME	AGE	POSITION
Dean L. Julia	55	Chief Executive Officer/President/Treasurer/Director/Co-Founder
Paul Bauersfeld	59	Chief Technology Officer
Sean J. McDonnell, CPA	62	Chief Financial Officer
Sean Trepeta	55	President of Mobiquity Networks, Inc. /Secretary of the Company
Deepanker Katyal	37	Chief Executive Officer of Advangelists, LLC

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Dean L. Julia. For Mr. Julia’s biography, please see the section above entitled “Nominees for Election for a Term Expiring at the 2023 Annual Meeting.”

Paul Bauersfeld. Mr. Bauersfeld works at Mobiquity Technologies, Inc. where he has served as the Chief Technology Officer since June 2013. From 2003 to 2013, he worked at Varsity Networks, an online media and services company dedicated to serving the local sports market through technology, which he founded and where he served as its Chief Executive Officer. From 2000 to 2001, he worked at MessageOne, where he served as its Chief Executive Officer. From 1999 to 2000, he worked at Ziff-Davies where he served as its Vice President of eCommerce. From 1997 to 1999, he worked at Viacom’s Nickelodeon Online, where he served as its Technology Director. From 1996 to 1997, he worked at GiftOne, where he served as its President. From 1988 to 1993, he worked at Apple Computer where he served in various engineering positions. From 1986 to 1988 he worked at Xerox Corporation. Mr. Bauersfeld brings over 20 years of knowledge and experience as an executive, engineer and entrepreneur in the technology, and software product development industries. His experience in these industries will help the company develop its products and technologies. Mr. Bauersfeld is a graduate of the Rochester Institute of Technology with a B.S. in Electrical Engineering in 1986. Mr. Bauersfeld does not hold, and has not previously held, any directorships in any publicly traded reporting companies.

Sean J. McDonnell, CPA. Mr. McDonnell works at Mobiquity Technologies, Inc. where he has served as the Chief Financial Officer since January 2005. From January 1990 to present, he has owned and operated Sean J. McDonnell CPA, P.C., a private accounting and tax practice. From 1985 to 1990, he worked at Breiner & Bodian CPAs where he served as a senior staff member. Mr. McDonnell brings knowledge and experience in the accounting, finance and tax industries. Mr. McDonnell is a graduate of Dowling College with a Bachelor of Business Administration in 1984. Mr. McDonnell does not hold, and has not previously held, any directorships in any reporting companies.

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Sean Trepeta. Mr. Trepeta works at our wholly owned subsidiary, Mobiquity Networks, Inc. where he has served as President since January 2011. He is also the Secretary of the Company since November 2021. From 2007 to 2011, he worked at Varsity Networks where he served as its President. From 1998 to 2007, Mr. Trepeta worked at OPEX Communications, Inc., a telecommunication service provider specializing in traditional long-distance, wireless, and dedicated services, where he served as its President. From 1996 to 1998 he worked at U.S. Buying Group, Inc., where he served as Vice President of Sales and Marketing and was responsible for developing a small business-buying program, which included value added services such as overnight shipping, office supplies, and computer software products, as well as a full line of telecommunications services. Mr. Trepeta also developed and implemented the agent and carrier divisions of U.S. Buying Group. Mr. Trepeta brings 25 years of knowledge and experience in sales and marketing to our Company to help us grow sales and develop marketing strategies. Mr. Trepeta is a graduate of the State University of New York at Cortland with a B.S. in Education in 1990. Mr. Trepeta served on our Board of Directors from December 2011 to December 2021, at which time he resigned in order to accommodate our Board restructure from three directors to five directors including three independent directors when our common stock became listed on the NASDAQ Capital Market. Mr. Trepeta does not hold any directorships in any publicly traded reporting companies.

Deepanker Katyal. Mr. Katyal works at the Company’s wholly owned subsidiary, Advangelists, LLC where he has served as the Chief Executive Officer since the 2017 (prior to the Company’s acquisition of an interest in Advangelists by merger in November 2018). From January 2017 to present, he has also served as an advisor providing business and product advice to Q1media, a digital media services company. Additionally, from 2016 to present, he has served as a strategic advisor to Silicon Valley Stealth Mode Products, a private company. From May 2016 to April 2017, he served as a strategic advisor to Airupt Inc., a mobile marketing platform for brands. From May 2016 to March 2017, he was head of Partnership and Strategy for Adtile Technologies, a mobile publishing and advertising solution company. From November 2015 to 2016, he served as a strategic advisor to Moonraft Innovation Labs, a company that creates customer experiences to differentiate the entities’ clients in the market by creating and designing interactive experiences across physical and digital customer touch points. From April 2014 to May 2016, he also served as a member of the innovation team at Opera Mediaworks, a mobile advertising platform company. Mr. Katyal brings knowledge and experience in software engineering, leading business development efforts, strategic partnerships, and product development and strategy. His experience will help the Company grow and develop its technology and product strategies. Mr. Katyal was a director of our Company from December 2018 following our merger transaction with Advangelists until May 2020, when he stepped down from that position to attend to family matters and focus his working-time commitment on running the day-to-day operations of Advangelists. He does not hold any directorships in any publicly traded reporting companies.

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EXECUTIVE COMPENSATION

The following table sets forth the overall compensation earned over the fiscal years ended December 31, 2022, and 2021 by:

•	each person who served as the principal executive officer of the Company during fiscal year 2022 and 2021;

•	the Company’s most highly compensated (up to a maximum of two) executive officers as of December 31, 2022, and 2021 with compensation during fiscal years 2022 and 2021 of $100,000 or more; and

•	those two individuals, if any, who would have otherwise been in included in bullet point above but for the fact that they were not serving as an executive of the company as of December 31, 2022.

Name and Principal		Salary	Bonus	Stock	Option Awards	All Other Compensation	Total
Position	Year	($)	($)	Awards	($)(1)	($)(2)(3)	($)
Dean L. Julia	2022	$346,154	$–	–	$17,225	$59,605	$422,984
CEO of the Company	2021	$286,615	$–	–	$1,136,863	$58,590	$1,482,068

Deepanker Katyal	2022	$387,666	$–	–	$–	$40,086	$427,752
CEO of Advangelists	2021	$324,616	$–	–	$–	$39,702	$364,318

Paul Bauersfeld	2022	$288,462	$–	–	$–	$31,800	$320,262
Chief Technology Officer	2021	$238,846	$–	–	$513,750	$27,365	$779,961

Sean Trepeta	2022	$230,769	$–	–	$–	$31,800	$262,569
President of Mobiquity Networks	2021	$191,077	$–	–	$513,750	$27,365	$732,192

Sean McDonnell	2022	$137,500	$–	–	$–	$–	$137,500
CFO	2021	$127,648	$–	–	$102,750	$–	$230,398

(1)	The options and restricted stock awards presented in this table for fiscal years 2022 and 2021 reflect the full grant date fair value, as if the total dollar amount were earned in the year of grant. The stock awards are valued based on the fair market value of such shares on the date of grant and are charged to compensation expense over the related vesting period. The options are valued at the date of grant based upon the Black-Scholes method of valuation, which is expensed over the service period over which the options become vested. As a general rule, for time-in-service-based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option.

(2)	Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the named executive officer; and (vii) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

(3)	Includes compensation for service as a director described under Director Compensation, below.

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Executive Officer Outstanding Equity Awards at Fiscal Year-End

The following table provides certain information concerning any common share purchase options, stock awards or equity incentive plan awards held by each of our named executive officers that were outstanding as of December 31, 2022.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Dean L. Julia	12,250	–	–	$20.00	01/24/23	–	–	–	–
(1)	12,500	–	–	$28.00	11/20/23	–	–	–	–
	62,500	–	–	$60.00	04/02/29	–	–	–	–
	12,500	–	–	$60.00	04/01/30	–	–	–	–
	12,500	–	–	$60.00	04/01/31	–	–	–	–
	225,000	–	–	$4.57	12/08/31	–	–	–	–
	25,000	–	–	$4.57	12/08/31	–	–	–	–
	10,000	–	–	$4.57	12/08/31	–	–	–	–
	12,500	–	–	$1.55	04/01/31	–	–	–	–
Deepanker Katyal	25,000	–	–	$36.00	09/13/24	–	–	–	–
(1)	12,500	–	–	$36.00	09/13/25	–	–	–	–
Paul Bauersfeld	10,000	–	–	$20.00	01/24/23	–	–	–	–
(1)	7,500	–	–	$28.00	11/20/23	–	–	–	–
	25,000	–	–	$60.00	04/02/29	–	–	–	–
	125,000	–	–	$4.57	12/08/31	–	–	–	–
Sean McDonnell	1,750	–	–	$20.00	01/24/23	–	–	–	–
	1,250	–	–	$28.00	11/20/23	–	–	–	–
	25,000	–	–	$4.57	12/08/31	–	–	–	–
Sean Trepeta	9,250	–	–	$20.00	01/24/23	–	–	–	–
	7,500	–	–	$28.00	11/20/23	–	–	–	–
	25,000	–	–	$60.00	04/02/29	–	–	–	–
	125,000	–	–	$4.57	12/08/31	–	–	–	–

(1)	All options contain cashless exercise provisions.

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Employment Agreements

Dean Julia

Dean Julia is employed as the Company’s Chief Executive Officer under an employment agreement with an initial term of three years which commenced on April 2, 2019. In January 2022, his employment agreement automatically was renewed for a period of an additional two years. Mr. Julia’s annual base salary is $360,000. In addition to his base salary, Mr. Julia is entitled to a quarterly bonus of at least 1% of gross revenue for each completed fiscal quarter, so long as the Company’s gross revenue meets or exceeds 75% of management’s stated goal. The quarterly bonus may be paid either in cash, common stock or stock options, at Mr. Julia’s election. Should his employment agreement be terminated prior to the end of any fiscal year for any reason, other than for cause by the Company, a pro rata portion of the quarterly bonus shall be paid within 30 days of termination. The Company's board of directors will determine a revenue target each year for the purpose of calculating the quarterly bonus in that year. Mr. Julia also received a signing bonus of vested 10-year options to purchase 62,500 shares, exercisable at $60 per share. Additionally, he is also entitled to 10-year options to purchase an additional 12,500 shares of common stock, exercisable at $60 per share, annually on April 1st of each year which commenced on April 1, 2020. Additionally, if the Company is acquired through a board of directors-approved change in control of at least 50% of the Company’s outstanding voting stock, or the sale of all or substantially all of the Company’s assets, Mr. Julia shall be entitled to receive a payment in-kind equal to 3% of the consideration paid in connection with that transaction. He is also entitled to paid disability insurance and term life insurance at an annual cost of not more than $15,000. Additionally, he is also entitled to receive health, dental and 401(k) benefits as is made available by the Company for its other senior officers, as well as indemnification by the Company to the fullest extent permitted by law, and the Company’s certificate of incorporation and bylaws. Mr. Julia also has the use of a Company-leased or -owned automobile. Mr. Julia’s employment agreement contains customary non-competition and non-solicitation of Company customers or employees’ provisions during the term of the agreement. The Company may terminate Mr. Julia’s employment for cause, and Mr. Julia may terminate his employment at any time on three-months’ notice. Also, the Company may terminate Mr. Julia’s employment agreement on Mr. Julia’s death or disability – disability being unable to perform his essential functions for four consecutive months due to physical, mental of emotional incapacity resulting from sickness, disease, or injury. In each of these termination cases, the Company is obligated only to pay Mr. Julia amounts that were due or accrued prior to termination, plus, other than in a for-cause-termination, any pro-rata quarterly bonus described above.

Paul Bauersfeld

Paul Bauersfeld is employed as the Company’s Chief Technology Officer under an at-will employment agreement which commenced on April 2, 2019. Mr. Bauersfeld’s monthly salary is $25,000. Mr. Bauersfeld is entitled to a quarterly bonus of at least 1% of gross revenue for each completed fiscal quarter, so long as the Company’s gross revenue meets or exceeds management’s stated goal. The quarterly bonus may be paid either in cash, common stock or stock options, at Mr. Bauersfeld’s election. Should his employment agreement be terminated prior to the end of any fiscal year for any reason, other than for cause by the Company, a pro rata portion of the quarterly bonus shall be paid within 30 days of termination. The Company's board of directors will determine a revenue target each year for the purpose of calculating the quarterly bonus in that year. Mr. Bauersfeld also received a signing bonus of 10-year options to purchase 25,000 shares, exercisable at $60 per share; 35% of which vested immediately, 35% of which vested on April 2, 2020 and 30% of which vested on April 2, 2021. Mr. Bauersfeld is entitled to participate in the Company’s health plans as well as indemnification by the Company to the fullest extent permitted by law, and the Company’s certificate of incorporation and bylaws. Mr. Bauersfeld’s employment agreement contains customary non-competition and non-solicitation of Company customers or employees’ provisions during the term of the agreement. Although Mr. Bauersfeld’s employment agreement is at-will, the Company may terminate Mr. Bauersfeld’s employment for cause. In the event Mr. Bauersfeld’s employment agreement is terminated other than for cause by the Company, the Company will pay Mr. Bauersfeld severance pay equal to three months of his salary.

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Sean Trepeta

Sean Trepeta is employed as President of our wholly owned subsidiary, Mobiquity Networks, Inc. under an at-will employment agreement which commenced on April 2, 2019. Mr. Trepeta’s monthly salary is $20,000. Mr. Trepeta is entitled to a quarterly bonus of at least 1% of gross revenue for each completed fiscal quarter, so long as the Company’s gross revenue meets or exceeds management’s stated goal. The quarterly bonus may be paid either in cash, common stock or stock options, at Mr. Trepeta’s election. Should his employment agreement be terminated prior to the end of any fiscal year for any reason, other than for cause by the Company, a pro rata portion of the quarterly bonus shall be paid within 30 days of termination. The Company's board of directors will determine a revenue target each year for the purpose of calculating the quarterly bonus in that year. Mr. Trepeta also received a signing bonus of 10-year options to purchase 25,000 shares, exercisable at $60 per share; 35% of which vested immediately, 35% of which vested on April 2, 2020, and 30% of which vested on April 2, 2021. Mr. Trepeta is entitled to participate in the Company’s health plans as well as indemnification by the Company to the fullest extent permitted by law, and the Company’s certificate of incorporation and bylaws. Mr. Trepeta’s employment agreement contains customary non-competition and non-solicitation of Company customers or employees’ provisions during the term of the agreement. Although Mr. Trepeta’s employment agreement is at-will, the Company may terminate Mr. Trepeta’s employment for cause. In the event Mr. Trepeta’s employment agreement is terminated other than for cause by the Company, the Company will pay Mr. Trepeta severance pay equal to three months of his salary.

Deepanker Katyal

Deepanker Katyal is employed as Chief Executive Officer of our wholly owned subsidiary, Advangelists, LLC under employment agreement with Advangelists with a term of one year which commenced on January 4, 2022. This agreement superseded Mr. Katyal’s prior Employment Agreement dated December 7, 2018 as amended on September 13, 2019. The term of Mr. Katyal’s Employment Agreement expired on January 4, 2023. His employment continues on at at-will basis on the same substantive terms as his 2022 Employment Agreement. Mr. Katyal’s annual base salary is $400,000. Mr. Katyal’s employment agreement also provides the following compensation: commissions equal to 10% of the net revenues derived from all New Katyal Managed Accounts (as defined in the agreement – being accounts directly introduced by Mr. Katyal or assigned to Employee in writing by the Manager of the Company).

During the term of the employment agreement, Mr. Katyal is entitled to a monthly allowance of up to $550 per month to cover lease or purchase finance costs of an automobile. Mr. Katyal’s employment agreement provides for indemnification by the Company to the fullest extent permitted by the Company’s certificate of incorporation and bylaws, as well as participation in all benefit plans, programs, and perquisites as are generally provided by Advangelists to its employees, including medical, dental, life insurance, disability and 401(k) participation. Mr. Katyal’s employment agreement contains customary non-solicitation of Company customers or employees’ provisions during the term of the agreement and for one year after termination. The agreement provides for termination by Advangelists for cause upon 30 days’ prior written notice: and without cause after 60 days’ prior written notice. The employment agreement terminates automatically upon Mr. Katyal’s death, and it may also be terminated by Advangelists if Mr. Katyal is disabled for more than six consecutive months in any 12-month period—disability being the inability to substantially perform Mr. Katyal's duties and responsibilities by reason of mental or physical illness or injury. Mr. Katyal is entitled to terminate the agreement for “good reason”. If Mr. Katyal is terminated by Advangelists for cause, Advangelists is obligated only to pay Mr. Katyal amounts of base salary and expense reimbursements that were due or accrued prior to the termination date. If Mr. Katyal is terminated by Advangelists without cause, and provided Mr. Katyal is not in breach under the agreement, Advangelists is obligated to pay Mr. Katyal his compensation and expense reimbursements that would payable to Mr. Katyal for the remainder of the contractual employment term had Mr. Katyal remained an employee. If Mr. Katyal’s employment is terminated as a result of his death, Advangelists is obligated to pay Mr. Katyal his salary though the date of termination, and his other compensation for the remainder of the contractual employment term had Mr. Katyal remained an employee. If Mr. Katyal’s employment is terminated as a result of his disability, provided Mr. Katyal provides a general release, Advangelists is obligated to pay Mr. Katyal his salary though the date of termination, and his other compensation for the remainder of the contractual employment term had Mr. Katyal remained an employee. If Mr. Katyal terminates his employment for good reason, and provided Mr. Katyal provides a general release, Advangelists is obligated to pay Mr. Katyal his compensation and expense reimbursements that would payable to Mr. Katyal for the remainder of the contractual employment term had Mr. Katyal remained an employee. Mr. Kaytal’s employment agreement provides for assignment of ownership rights regarding intellectual property created by Mr. Katyal relating to the Company’s business.

Sean McDonnell

Sean McDonnell is employed as the Company’s Chief Financial Officer on a non-full-time basis as an employee at-will with no employment agreement. He has a monthly base salary of $11,000 and he is eligible to receive options and other bonuses at the discretion of the board.

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DIRECTOR COMPENSATION

Currently, one director of the Company is an executive officer of the Company. He receives compensation as an officer as described above under the heading “Executive Compensation” and as a director. All Board members received Options under our 2021 Compensation Plan. On March 18, 2022, the board of directors approved the payment of $1,000 per month to be paid to each member of the board of directors for serving on the board and any committees thereof. Future compensation of board members/committee members are at the discretion of the board.

Employee Benefit and Consulting Services Compensation Plans

On January 3, 2005, our company established the 2005 Employee Benefit and Consulting Services Compensation Plan covering 5,000 shares, which 2005 Plan was ratified by our shareholders in February 2005. On August 12, 2005, the company’s stockholders approved a 5,000-share increase in the 2005 Plan to 10,000 shares. On August 28, 2009, the Board adopted the 2009 Employee Benefit and Consulting Services Compensation Plan identical to the 2005 Plan covering 10,000 shares. In September 2013, the Company’s stockholders ratified a board amendment to increase the number of shares covered by the 2009 Plan to 25,000 shares. In February 2015, the Board approved an increase in the number of shares covered by the 2009 Plan from 25,000 shares to 50,000 shares, subject to shareholder approval within one year. However, shareholder approval was not obtained within the requisite time period, and the Board established the 2016 Employee Benefit and Consulting Services Compensation Plan covering 25,000 shares which is otherwise identical to the 2005 and 2009 Plans. All options granted under the 2009 Plan, which exceed the Plan limits, were moved to the 2016 Plan. In December 2018, the Company approved the 2018 Employee Benefit and Consulting Services Compensation Plan identical to the other Plans described above, except for the number of shares covered by the Plan is 75,000. The 2018 Plan was ratified by shareholders in February 2019. On April 2, 2019, the Board approved the 2019 Employee Benefit and Consulting Services Compensation Plan identical to the other Plans described above, except for the number of shares covered by the Plan is 150,000. Approval of the 2019 Plan was not approved by the shareholders within one year in order to grant incentive stock options under said Plan, and it remains unratified by our shareholders. On October 13, 2021, the Board approved the Employee Benefit and Consulting Services Compensation Plan identical to the 2019 Plan except that the number of shares underlying the Plan is 1,100,000. The 2021 Plan was not approved by the shareholders within one year in order to grant incentive stock options under said Plan. We refer to the 2005, 2009, 2016, 2018, 2019 and 2021 Plans as the “Plans”.

Administration

Our board of directors administers the Plans, has the authority to determine and designate officers, employees, directors, and consultants to whom awards shall be made; and the terms, conditions and restrictions applicable to each award (including, among other things, the option price, any restriction or limitation, any vesting schedule or acceleration of vesting, and any forfeiture restrictions).

Types of Awards

The Plans are designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the Plans contain provisions for granting non-statutory stock options and incentive stock options and common stock awards.

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Stock Options

A “stock option” is a contractual right to purchase a number of shares of common stock at a price determined on the date the option is granted. An incentive stock option is an option granted under the Internal Revenue Code of 1986 to our employees with certain tax advantages to the grantee over non-statutory stock options. The option price per share of common stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. The option price in the case of incentive stock options shall not be less than 100% of the fair market value of the common stock on the date of grant and may be granted below fair market value in the case of non-statutory stock options. Incentive stock options granted to owners of 10% or more of our common stock must be granted at an exercise price of at least 110% of the fair market value of our common stock and may not have a term greater than five years. Also, the value of incentive options vesting to any employee in any calendar year cannot exceed $100,000. The option price of our options must be paid in cash, money order, check or common stock of the company. The non-statutory stock options may also contain at the time of grant, at the discretion of the board, certain other cashless exercise provisions. These cashless exercise provisions are included in the currently outstanding non-statutory stock options granted by the board.

Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the optionee ceases to be an employee of our company for any reason other than death, any incentive stock option exercisable on the date of the termination of employment may be exercised for a period of 30 days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the optionee’s death, any incentive stock option exercisable at the date of death may be exercised by the legal heirs of the optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the optionee, any incentive stock options shall expire on the stated date that the option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the board of directors at the date of grant of each respective option.

Common Stock Awards

Common stock awards are shares of common stock that will be issued to a recipient pursuant to the terms of grant. Only a small number of shares have been granted under the Plans.

Awards Granted

As of December 31, 2022, the Company has granted a total of 1,136,597 options under the Plans and a total of 26,124 options outside the Plans, or a total of options to purchase 1,162,721 shares of the Company’s common stock with a weighted average exercise price of $16.16 per share. The board has granted options with varying terms. The Company has also granted to various officers, directors and employees of Advangelists, warrants to purchase an aggregate of 166,017 shares at varying terms. No common stock awards have been made under the Plans.

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It is not possible to predict the individuals who will receive future awards under the Plans or outside the Plans or the number of shares of common stock covered by any future award because such awards are wholly within the discretion of the Board. The table below contains information as of December 31, 2022, of the known benefits provided to certain persons and group of persons who own options under or outside the Plans.

	Number of Shares Subject to Options/Warrants	Average Exercise Price ($) per Share	Value of Unexercised Options/ Warrants at Dec. 31, 2022 (1)
Dean L. Julia	374,750	18.69	$–
Sean McDonnell	28,000	6.58	$–
Sean Trepeta	166,750	14.79	$–
Paul Bauersfeld	167,500	14.81	$–
Deepanker Katyal	166,017	51.48	$–
Executive Officers as a group	903,017	22.90	$–
Gene Salkind	1,321,604	17.28	$–
Three Independent Directors as a group	75,000	4.57	$–

(1)	Value is normally calculated by multiplying (a) the difference between the market value per share at period end (i.e. $0.54 based upon a last sale on December 30, 2022) and the option exercise price by (b) the number of shares of common stock underlying the option.

Eligibility

Officers, employees, directors, and consultants of the Company and our subsidiaries are eligible to be granted stock options, and common stock awards.

Termination or Amendment of the Plans

The board may at any time amend, discontinue, or terminate all or any part of the Plans, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Nate Knight Options

On March 16, 2023, Michael A. Wright resigned from the Board and was replaced by Nate Knight. Mr. Knight has been granted under the Company’s 2021 Equity Plan five year vested non-statutory options to purchase 25,000 common shares at an exercise price of $0.22 per share exercisable at any time after the date of grant. He will also receive the same cash consideration per month that is paid to other Board members.

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REPORT OF THE AUDIT COMMITTEE

The undersigned members of the Audit Committee of the Board of Directors of Mobiquity Technologies, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2022 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2022.

2.	The Audit Committee has discussed with representatives of D. Brooks & Associates CPAs, the Company’s prior independent public accounting firm, the matters which are required to be discussed with them under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.	The Audit Committee has discussed with representatives of D. Brooks & Associates CPAs, the Company’s prior independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of any non-audit services by D. Brooks & Associates CPAs is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Audit Committee

Ann S. Provost, Chair

Nate Knight

Byron Booker

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our voting stock as of March 31, 2023, based upon 17,051,893 common shares outstanding and by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of any class of our voting stock;

•	each “named executive officer” of the Company;

•	each of our directors; and

•	all executive officers and directors as a group.

Unless otherwise noted below, the address of each person listed in the table is c/o Mobiquity Technologies, Inc. at the address set forth herein. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below. Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of stock which a person has the right to acquire (i.e., by the exercise of any option or the conversion of such person’s outstanding Preferred Stock) within 60 days after March 31, 2023, are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The percentage of shares owned as of March 31, 2023, is based upon 17,051,893 shares of common stock outstanding on that date.

Name and Address of Beneficial Owner	Shares of Common Stock	Number of Shares Underlying Convertible Preferred Stock, Notes Options and Warrants	Total Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
Directors and Executive Officers
Paul Bauersfeld	250	167,500	167,750	*
Dean L. Julia	4,884	374,750	379,634	2.2
Sean Trepeta	2,525	166,750	169,275	*
Sean McDonnell	417	28,000	28,417	*
Deepanker Katyal	–	166,017	166,017	*
Nate Knight	–	25,000	25,000	*
Gene Salkind	2,992,354	1,321,604	4,313,958	23.5
Anne S. Provost	–	25,000	25,000	*
Peter Zurkow	–	25,000	25,000	*
All Officers and directors as a group (nine persons)	3,000,430	2,299,621	5,300,051	27.4

*	Less than one percent.

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Pay Versus Performance Disclosure

The following table sets forth information regarding the Company’s performance and the compensation actually paid to our NEOs, as calculated in accordance with SEC disclosure rules.

Year (1)	Summary Compensation Table Total for CEO (2)	Compensation Actually Paid to CEO (3)	Average Summary Compensation Table Total for non-CEO NEOs (2)	Average Compensation Actually Paid to non-CEO NEOs (3)	Value of Initial Fixed $100 Investment Based On: (4) Total Shareholder Return	Net Income (Loss) ($ Thousands)
2022	422,984	422,984	287,021	287,021	$ 1.69	(8,062)
2021	1,482,068	1,482,068	526,717	526,717	$ 6.66	(18,333)

(1)	Names of PEO and NEOS by Year:
2022 - PEO: Dean Julia; NEOs: Deepanker Katyal, Paul Bauersfeld, Sean Trepeta, Sean McDonnell
2021 - PEO: Dean Julia; NEOs: Deepanker Katyal, Paul Bauersfeld, Sean Trepeta, Sean McDonnell

(2)	Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for Mr. Julia and (ii) the average of the total compensation reported in the Summary Compensation Table for the NEOs listed in footnote 1 for each applicable year.

(3)	To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Julia and for the average of the other NEOs is set forth in the table below titled "Adjustments to Calculate Compensation Actually Paid to PEO and Average Compensation Actually Paid to Other NEOs."

(4)	Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019 in our common stock. Historical stock price performance is not necessarily indicative of future stock price performance.

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Adjustments to Calculate Compensation Actually Paid to CEO and Average Compensation Actually Paid to Other NEOs

	2022		2021
Adjustments	PEO	NEOs (1)	PEO	NEOs (1)
Summary Compensation Table Total	422,984	287,021	1,482,068	526,717
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in Summary Compensation Table Total for the covered fiscal year	(17,225)	–	(1,136,863)	(1,130,250)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	–	–	–	–
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	–	–	–	–
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	17,225	–	1,136,863	1,130,250
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	–	–	–	–
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	–	–	–	–
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the Summary Compensation Table Total for the covered fiscal year	–	–	–	–
Compensation Actually Paid (as calculated)	422,984	287,021	1,482,068	526,717

(1)	Amounts presented are averages for the entire group of Other NEOs in each respective year.

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TRANSACTIONS WITH RELATED PERSONS

We describe below all transactions and series of similar transactions, other than compensation arrangements, during our last three fiscal years, to which we were a party or will be a party in which:

•	the amounts exceeded or will exceed $120,000; and

•	any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Employment Agreements and Executive Compensation

We have entered into various employment agreements as described under the heading “Executive Compensation”. These agreements also provide for us to indemnify such officers and/or directors to the maximum extent permitted by law. We also carry directors’ and officers’ liability insurance which protects each of our officers and directors up to the policy maximum of $1.5 million, subject to a $1.5 million deductible for securities claims and $75,000 for other claims. For more information regarding our employment agreements and indemnification provisions, see “Executive Compensation.”

Related Party Debt Financing

On September 13, 2019, Dr. Gene Salkind, who is a director of the Company, and an affiliate of Dr. Salkind subscribed for 15% Senior Secured Convertible Promissory Notes and loaned the Company an aggregate of $2,300,000. These notes were amended and restated on December 31, 2019, by Amended and Restated 15% Senior Secured Convertible Promissory Notes which deferred interest payments from the date of the original notes to December 31, 2020, and added an aggregate interim payment of $250,000 payable on December 31, 2020, that covered the deferred interest payments. These notes were again amended and restated on April 1, 2021, by the Second Amended and Restated 15% Senior Secured Convertible Promissory Notes which reflected an additional principal amount of $150,000 loaned by Dr. Salkind, and amended the interim payment date to December 31, 2021, and the conversion price from $32 to $4 per share. The notes were secured by the assets of the Company and its subsidiaries. The total amount loaned under the notes, as amended, and restated, including the principal amount and the interim payment amount was $2,700,000.

The notes, as amended and restated, bore annual interest at 15% which was payable monthly in cash or, at the Salkind lenders’ option, in shares of the Company’s common stock. The principal amount under the Notes was due on September 30, 2029, and the interim payment was payable on December 31, 2021, unless, the Notes were converted into shares of our common stock.

The outstanding principal plus any accrued and unpaid interest, and the interim payment under the notes, were convertible into shares of Company common stock at a conversion price of $4 per share and warrants to purchase one share of the Company’s common stock for every two shares of common stock issuable upon conversion of the Notes, at an exercise price of $48 per share. The warrant exercise price was amended to $4 per share.

The notes contained customary events of default, which, if uncured, entitled the holders to accelerate payment of the principal and all accrued and unpaid interest under the notes.

In the second quarter of 2020, we halted required interest payments under the September 2019 and June 30, 2021, Notes to Dr. Salkind and his affiliate due to economic hardships stemming from a downturn in our business and the related decline of our revenue resulting from the COVID 19 pandemic. Dr. Salkind and his affiliate had not declared a default under the Notes due to the non-payment of interest. They had the right to declare the Notes in default at any time due to uncured non-payment. On December 17, 2021, the Company paid Dr. Salkind and his affiliate an aggregate of $400,000 in accrued interest and paid down principal of $137,500 to reduce the outstanding principal to $2,562,500 and unpaid interest to $256,850.

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Shares and warrants issued upon conversion of debt:

During the year ended December 31, 2022, Dr. Gene Salkind, and his affiliate converted Notes in the aggregate amount of principal and accrued interest of $2,562,500 in exchange for 1,776,333 shares of common stock (at reduced conversion prices between $1.25 and $1.50 per share) as well as warrants to purchase 888,166 shares of common stock at an exercise price of $4.00 per share, exercisable through September 2029.

Compliance with Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish us with copies of all Section 16(a) forms they file. During fiscal 2022, to the best of the knowledge of the Company’s directors and officers, no Form 3’s, Form 4’s or Form 5’s were filed late, except for a Form 5 for Dean Julia.

Vote Required; Board of Directors Recommendation

You may vote in favor of electing all or some of the director nominees, or any one director nominee, in this proposal, or you may withhold your vote for all or some of the director nominees, or any one director nominee. The election of each director nominee as a director in this Proposal No. 1 requires the affirmative vote of a plurality of the total votes cast in person (virtually via the internet or telephonically) or represented by proxy on the proposal, assuming the presence of a quorum, for that director nominee.

Proposal No. 1 is a non-routine matter. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 1 in order for them to vote your shares so that your vote can be counted. If you hold your shares in “street name” and you do not instruct your broker how to vote on Proposal No.1, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in Proposal No. 1. Broker non-votes and abstentions will not be counted as votes cast and since the Company requires the affirmative vote of the majority of the issued and outstanding capital stock of the Company, your broker non-vote or abstention will have an effect on the result of the vote as effectively voting against the Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF MANAGEMENT’S FIVE NOMINEES TO THE BOARD

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PROPOSAL 2: RATIFICATION AND APPROVAL OF 2023 EQUITY PARTICIPATION PLAN.

At the Annual Meeting, shareholders will be asked to approve the Company’s 2023 Equity Participation Plan (the “2023 Plan”), which was adopted by the Board of Directors subject to approval by the Company’s shareholders.

The Board believes that our ability to offer our key employees, non-employee directors and certain consultants and advisers long-term, equity-based compensation will help enable us to attract, motivate and retain experienced and highly qualified employees, directors and other service providers who will contribute to our financial success. It is the judgment of the Board that approval of the 2023 Plan is in the best interests of the Company and its stockholders.

The following is a brief description of the 2023 Plan. The full text of the 2023 Plan is attached as Annex A to this Proxy Statement, and the following description is qualified in its entirety by reference to this Annex.

Purpose and Effective Date

The purpose of the Plan is to provide for the success and enhance the value of the Company by linking participants’ personal interests with those of the Company’s stockholders, and employees, by providing participants with an incentive for outstanding performance, and to motivate, attract and retain the services of participants upon whom the success of the Company depends. The Plan is flexible in that it provides for the grant of Incentive Stock Options, Non-statutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Bonuses. The Plan became effective, subject to stockholder approval at the Annual Meeting, as of April 17, 2023 (the “Effective Date”).

Administration of the 2023 Plan

The 2023 Plan will be administered by the Compensation Committee of the Board of Directors of the Company which currently consists of Byron Booker, Nate Knight and Anne Provost, who are all outside independent directors, or by such other committee consisting of not less than two outside independent directors appointed by the Board of Directors (the “Committee”).

Shares Subject to the 2023 Plan

The 2023 Plan authorizes the grant of awards relating to 2,500,000 shares of the Company’s common stock.

If any corporate transaction occurs which causes a change in the capitalization of the Company, the Committee is authorized to make such adjustments to the number and class of shares of the Company’s common stock delivered, and the number and class and/or price of shares of the Company’s common stock subject to outstanding awards granted under the 2023 Plan, as it deems appropriate and equitable to prevent dilution or enlargement of the rights of the 2023 Plan participants (referred to as “Grantees” in the 2023 Plan).

Eligibility and Participation

Employees eligible to participate in the 2023 Plan include management and key employees of the Company and its subsidiaries, as determined by the Committee, including employees who are members of the Board. Directors who are not Company employees, and consultants who provide services to the Company that are not in connection with capital raising transactions or securities market promotion, also will be able to participate in the 2023 Plan. As of the Effective Date, it is anticipated that the approximate number of individuals who will be eligible to participate under the 2023 Plan will be at least 30.

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Amendment and Termination of the 2023 Plan

In no event may any award under the 2023 Plan be granted on or after the tenth anniversary of the 2023 Plan’s Effective Date. The Board may amend, modify or terminate the 2023 Plan at any time; provided that no amendment requiring stockholder approval for the 2023 Plan to continue to comply with Sections 409A or 422 of the Internal Revenue Code of 1986, shall be effective unless approved by stockholders, and no amendment, termination or modification shall materially and adversely affect any outstanding award without the consent of the participant.

Awards Under the 2023 Plan

Stock Options.

The Committee may grant Incentive Stock Options (or ISOs) and Non Qualified Stock Options (or non ISOs) under the 2023 Plan. As described below, there are certain tax advantages to employees who receive ISOs; however, certain restrictions also apply to such grants. First, ISOs can be granted only to employees (not to non-employee directors or consultants), and the option exercise price for each ISO shall be at least equal to 100% of the fair market value of a share of the Company’s common stock on the date the ISO is granted (or 110% in the case of an individual who is a 10% or more owner of the Company). Second, an ISO may not be exercised later than 10 years after the date of grant (or 5 years in the case of 10% or more owners of the Company).

Options (ISOs and non ISOs) also may not be exercised later than 3 months (one year in the case of a termination of employment due to disability) after the Grantee’s termination of employment other than due to his or her death.

Lastly, common stock will be deemed to be acquired under an ISO only with respect to the first $100,000 worth of common stock (valued on the date of grant) first exercisable in any one calendar year. In other words, if under an ISO, the participant vests in the right to acquire more than $100,000 worth of shares of common stock in any one calendar year, the excess number of shares will not be deemed to have been acquired under a non ISO.

Options (ISOs and non ISOs) shall expire at such times as the Committee determines at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary of its grant. Options granted under the 2023 Plan shall be exercisable at such times and subject to such restrictions, vesting criteria and conditions as the Committee shall approve. Unless otherwise provided in the Award Agreement, if the employment of an employee by, or the services of a non-employee director for, or consultant or advisor to, the Company or a parent or subsidiary of the Company, terminate for any reasons, then his Option may be exercised at any time within three months after such termination.

The Option exercise price is payable in cash or by check; in shares of the Company’s common stock having a fair market value equal to the exercise price; if provided for in the option award agreement, by the Grantee’s check in an amount at least equal to the par value of the common stock being acquired, together with a promissory note; by share withholding; or by a combination of the foregoing. Alternatively, if provided for in the option award agreement, the Grantee may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the exercise price of the Option being exercised.

Options may be transferred only under the laws of descent and distribution and, during the Grantee’s lifetime, shall be exercisable only by the Grantee or his or her legal representative. Additionally, non ISOs may be transferred in whole or in part during a Grantee’s lifetime, upon the approval of the Committee, to a Grantee’s family members through a gift or domestic relations order. Each option award agreement shall specify the Grantee’s (or his or her beneficiary’s) rights in the event of retirement, death or other termination of employment.

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For the Option to qualify for the exception to the restrictions imposed on non-qualified deferred compensation under Section 409A of the Code, the exercise price (per share of common stock) of any Option must at all times be no less than the fair market value of one share of the underlying common stock determined on the date the Option is granted.

Options may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets as may be provided in the Award Agreement.

Stock Appreciation Rights.

Stock Appreciation Rights (or SARs) may be granted under the 2023 Plan in such amounts and under such other terms and conditions as the Committee shall determine. The base value of a SAR shall be equal to the fair market value of a share of the Company’s common stock on the date of grant. The term of any SAR granted under the 2023 Plan shall be determined by the Committee, provided that the term of any SAR may not exceed ten years.

SARs may be exercised upon such terms and conditions as are imposed by the Committee and set forth under the SAR award agreement. Upon the exercise of an SAR, the Grantee will receive the difference between the fair market value of a share of the Company’s common stock on the date of exercise and the base value of the SAR multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash or by check; in shares of the Company’s common stock having a fair market value equal to the base value; if provided for in the Award Agreement, by the Grantee’s check in an amount at least equal to the par value of the common stock being acquired, together with a promissory note; by share withholding; or by a combination of the foregoing. Alternatively, if provided for in the SAR award agreement, the Grantee may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the base value of the SAR being exercised. The Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company’s obligation for withholding taxes with respect to such payment.

SARs may be transferred only under the laws of descent and distribution and, during the Grantee’s lifetime, shall be exercisable only by the Grantee or his or her legal representative. Additionally, SARs may be transferred in whole or in part during a Grantee’s lifetime, upon the approval of the Committee, to a Grantee’s family members through a gift or domestic relations order. Each SAR award agreement shall specify the Grantee’s (or his or her beneficiary’s) rights in the event of retirement, death or other termination of employment.

SARs may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

Restricted Stock.

Restricted Stock are shares of common stock awarded to a Grantee in amounts and subject to vesting criteria and other terms and conditions as determined by the Committee. The Committee may impose conditions and/or restrictions on the vesting of any shares of Restricted Stock as it deems advisable, including, among others, length of service, corporate performance, or attainment of individual or group performance goals. The Restricted Stock is subject to forfeiture back to the Company in the event the vesting requirements are not met. The period during which such requirements are in effect is referred to as the “restriction period”.

Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the shares are vested.

During the restriction period, the Grantee will be the record owner of the Restricted Stock and will be entitled to receive all dividends and other distributions paid with respect to the shares while they are so restricted. However, any dividends or distributions, whether paid in shares of Company stock, cash or other property, paid during the restricted period will be held by the Company or third party custodian or trustee and will be subject to the same restrictions as the Restricted Stock.

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A Grantee will forfeit all shares of Restricted Stock which do not vest, along with any dividends or distribution on those shares paid during the restriction period, back to the Company.

Restricted Stock Units.

Each Restricted Stock Unit (or RSU) represents a promise by the Company to deliver to the Grantee one share of common stock at a predetermined date in the future. RSUs may be granted in the amounts and subject to terms and conditions as determined by the Committee. The Committee may impose the conditions and/or restrictions for the vesting of RSUs as it deems advisable, which may be of the same nature and type as those which may be imposed on Restricted Stock as described above. RSUs are subject to forfeiture in the event the vesting requirements are not met.

Stock Bonus Grants.

Stock bonus grants are shares of common stock which may be awarded to a Grantee as a bonus in the amounts and subject to such terms and conditions as determined by the Committee which may be of the same nature and type as those which may be imposed on Restricted Stock as described above. The Committee will set performance and other goals for the attainment of stock bonuses, which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number of bonus stock shares that will be paid to the Grantee.

Prior to the date on which a stock bonus grant is required to be paid, the stock bonus grant will constitute an unfunded, unsecured promise by the Company to distribute common stock in the future.

Liquidation, Merger, or Consolidation of the Company

If the Board approves a plan of liquidation or a merger or consolidation which results in a change in 50% or more of the voting control of the Company, the Committee may, in its sole discretion, provide that an Option must be exercised within 20 days following the date of such notice or it will be terminated. In the event such notice is given, the Option shall become immediately exercisable in full.

 Grant Information

It is not possible at this time to determine awards that will be made pursuant to the 2023 Plan in the future.

Federal Income Tax Consequences of Awards Under the 2023 Plan

The Company has been advised by its counsel that under currently applicable provisions of the Internal Revenue Code of 1986, the following federal income tax consequences may be expected by a Grantee (including a Director Grantee) and by the Company in respect of the grant and exercise of awards under the 2023 Plan.

Federal Income Tax Consequences – Options

Consequences to the Optionholder (Other than Director or Consultant Grantees)

Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs and non ISOs under the 2023 Plan.

Exercise. The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction mentioned above providing that the optionholder generally must exercise the Option no later than three months following the termination of his employment. However, such exercise may give rise to an alternative minimum tax liability (see “Alternative Minimum Tax” below).

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Upon the exercise of a non ISO, the optionholder generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of the Company’s common stock at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a non ISO will be subject to both wage and employment tax withholding.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of an Option will be the amount paid upon exercise plus, in the case of a non ISO, the amount of ordinary income recognized by the optionholder upon exercise.

Qualifying Disposition. If an optionholder disposes of shares of the Company’s common stock acquired upon the exercise of an ISO in a taxable transaction, and the disposition occurs more than two years from the date on which the option is granted and more than one more year after the date on which the shares are transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long term capital gain or loss equal to the difference between the amount realized upon the disposition and the optionholder’s adjusted basis in the shares (generally the Option exercise price).

Disqualifying Disposition. If the optionholder disposes of shares of the Company’s common stock acquired upon the exercise of an ISO (other than in certain tax free transactions) within two years from the date on which the ISO is granted or within one year after the transfer of the shares to the optionholder pursuant to the exercise of the ISO, then at the time of disposition the optionholder generally will recognize ordinary income equal to the lesser of (i) the excess of such shares’ fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder’s actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of the excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder) then the loss will be a capital loss.

Other Dispositions. If an optionholder disposes of shares of the Company’s common stock acquired upon the exercise of a non ISO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of the Company’s common stock acquired upon the exercise of ISOs as discussed above) will be long term depending on whether the shares of the Company’s common stock were held for more than one year from the date such shares were transferred to the optionholder.

Alternative Minimum Tax. The alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the optionholder’s regular tax for the taxable year. As of January 1, 2023, AMT is computed at the rate of 26% on the excess of a taxpayer’s alternative minimum taxable income (“AMTI”) over the exemption amount described below, but only if such excess amount does not exceed $220,700 for all taxpayers, other than married couples filing separate returns in whose case the such excess amount does not exceed $110,350. The AMT tax rate is 28% of the excess amount over the excess amounts that apply.

For these purposes, the exemption amount is $81,300 for single taxpayers who is not a surviving spouse, $63,250 for married individuals filing separate returns, and $126,5000 for married couples filing joint returns or returns of surviving spouses. The exemption amounts are reduced by 25% of the excess of AMTI over $578,150 for single taxpayers who are not surviving spouses, $578,150 for married individuals filing separate returns, and $1,156,300 for married couples filing joint returns or returns of surviving spouses. A taxpayer’s AMTI is essentially the taxpayer’s taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference. Special rules apply with regard to foreign tax credits.

The exercise of ISOs (but not non ISOs) will generally result in an upward adjustment to the optionholder’s AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired, for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer’s AMTI due to the exercise of the option. Upon the disposition of the stock, the increased basis will result in a smaller capital gains for AMTI than for ordinary income tax purposes.

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Consequences to the Company (Other than Awards to Director and Consultant Grantees)

There are no federal income tax consequences to the Company by reason of the grant of ISOs or non ISOs or the exercise of ISOs (other than disqualifying dispositions).

At the time the optionholder recognizes ordinary income from the exercise of a non ISO, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company timely satisfies its reporting and disclosure obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of ISOs, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs.

The Company will be required to report to the Internal Revenue Service any ordinary income recognized by an optionholder by reason of the exercise of a non ISO or the disqualifying disposition of the Company’s common stock acquired pursuant to an ISO.

Consequences to Optionholder (Director and Consultants Grantees)

Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of non qualified stock options to a Director Participant or a Consultant under the 2023 Plan.

Exercise. Upon the exercise of a non qualified stock option, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company common stock at the time of exercise over the amount paid as the exercise price.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of a non qualified stock option will be the amount paid upon exercise plus the amount of ordinary income recognized by the optionholder upon exercise.

Disposition. If an optionholder disposes of shares of Company common stock acquired upon exercise of a non qualified stock option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his or her basis (as discussed above) in the shares sold and the amount realized upon disposition. Any such capital gain or loss will be long term or short term depending on whether the shares of Company common stock were held for more than one year from the date such shares were transferred to the optionholder.

Consequences to the Company (Grants to Director and Consultant Grantees)

At the time the optionholder recognizes ordinary income from the exercise of a non qualified stock option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above).

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Federal Income Tax Consequences - Other Awards

Consequences to the Employee

Restricted Stock. An award payable in the form of the Company’s common stock generally will be includable in the Grantee’s gross income as of the date the grant is made or, if later, the earlier of the date the common stock awarded to the Grantee (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture. This determination is made by reference to all of the facts and circumstances of the award, and, in particular, the nature of the restrictions imposed with respect to the shares of common stock granted under the award. Nevertheless, so long as the sale of the common stock at a profit could subject the recipient to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the common stock is considered to be subject to a “substantial risk of forfeiture” (see the discussion below, captioned “Restrictions on Resale”).

At the time as the substantial risk of forfeiture terminates, the Grantee will recognize ordinary income to the extent of the excess of the fair market value of the common stock on the date the risk of forfeiture terminates over the Grantee’s cost (if any) of the common stock. Under certain circumstances, however, the Grantee may make a so-called “Section 83(b) election” to have the excess amount determined and includible in his or her gross income at the time of grant, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the common stock for federal income tax purposes is determined as of the date it is included in the Grantee’s gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated.

Restricted Stock Units. An award payable in the form of RSUs generally will be includable in the Grantee’s gross income as of the date the underlying shares of common stock are transferred to the Grantee or, if later, the earlier of the date the underlying common stock awarded to the Grantee (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture. This determination is made by reference to all of the facts and circumstances of such award, and, in particular, the nature of the restrictions imposed with respect to the shares of common stock granted under the award. Nevertheless, so long as the sale of the common stock at a profit could subject the recipient to suit under Section 16(b) of the Exchange Act, the common stock is considered to be subject to a “substantial risk of forfeiture” (see the discussion below, captioned “Restrictions on Resale”).

At the time as the substantial risk of forfeiture terminates, the Grantee will recognize ordinary income to the extent of the excess of the fair market value of the common stock on the date of delivery to the Grantee (or, if later, the date the risk of forfeiture terminates) over the Grantee’s cost (if any) of such common stock. Under certain circumstances, however, the Grantee may make a so-called “Section 83(b) election” at the time of delivery of otherwise restricted shares of common stock to have such excess amount determined and includible in his or her gross income at the time of delivery, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the common stock for federal income tax purposes is determined as of the date it is included in the Grantee’s gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated.

Bonus Stock. A Grantee who receives bonus stock shares will not recognize any income for federal income tax purposes on the date of the award of the grant. He or she will recognize ordinary income for federal income tax purposes at the time of the receipt of the common stock with respect to the grant in an amount equal to the excess, if any, of the fair market value of the common stock on the date received over the Grantee’s cost of such grant, if any.

Disposition of common stock. If a Grantee disposes of shares of the Company’s common stock received under an award in a taxable transaction, the Grantee will recognize capital gain or loss in an amount equal to the difference between his or her basis (generally, the amount included as ordinary income pursuant to the award and the amount, if any, paid for such common stock) in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss will be long term so long as the shares of the Company’s common stock were held for more than one year from the date such shares were granted to the Grantee.

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Consequences to the Company

At the time the Grantee recognizes ordinary income upon the receipt of an award under the 2023 Plan, the Company generally will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company timely reports to the Internal Revenue Service the ordinary income recognized by the Grantee pursuant to the award. Any dividends paid on restricted stock (prior to the earlier of (i) the date the restrictions lapse or (ii) the date a Section 83(b) election is made) will be deductible by the Company as a compensation expense.

Other Tax Consequences

The foregoing discussion is not a complete description of the federal income tax aspects of awards made under the 2023 Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences, nor does it address the rules applicable to “non-qualified deferred compensation” as defined under Section 409A of the Code.

Restrictions on Resale

With regard to officers or directors of the Company, neither the grant of an Option, nor the acquisition of shares of common stock upon the “in-the-money” or “at-the-money” exercise of an Option will be considered a “purchase” under the Section 16 of the Exchange Act and will not be matched with sales of shares of common stock occurring within six months of the grant of the Option so long as the Option was granted by the full Board of Directors of the Company or by a committee composed solely of two or more “Non-Employee” directors. In the case of an individual who is the direct or indirect beneficial owner of more than 10% of the common stock, the grant will not be matched with a sale only if the shares of common stock acquired by the exercise of the Option are not sold within 6 months of the date the Option is granted.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal No. 2 requires the affirmative vote of a majority of the total votes cast in person (virtually via the the internet or telephonically) or represented by proxy on the proposal, assuming the presence of a quorum.

Proposal No. 2 is a non-routine matter. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 2 in order for them to vote your shares so that your vote can be counted. If you hold your shares in “street name” and you do not instruct your broker how to vote on Proposal No.2, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in Proposal No. 2. Broker non-votes and abstentions will not be counted as votes cast and since the Company requires the affirmative vote of the majority of the issued and outstanding capital stock of the Company, your broker non-vote or abstention will have an effect on the result of the vote as effectively voting against the Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S 2023 EQUITY COMPENSATION PLAN.

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PROPOSAL 3: TO RATIFY THE APPOINTMENT OF D. BROOKS & ASSOCIATES CPAS AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023

The Audit Committee has appointed D. Brooks & Associates CPAs as our independent registered public accounting firm to audit the financial statements of Mobiquity for the fiscal year ending December 31, 2023, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as a public registered accounting firm.

Principal Accountant Fees and Services

D. Brooks & Associates CPAs commenced serving as our independent registered accounting firm on June 29, 2022. From June 29, 2022 through December 31, 2022, the Company paid D. Brooks & Associates CPAs an aggregate of $46,888 for its review of the quarterly financial statements and other Exchange Act matters. In the first quarter of 2023, the Company paid D. Brooks & Associates CPAs $50,000 for work performed in connection with auditing the Company’s financial statements for the year ended December 31, 2022.

Audit Fees

Represents fees for professional services provided in connection with the audit of the Company’s annual consolidated financial statements and reviews of the Company’s quarterly interim consolidated financial statements.

Audit-Related Fees

Fees related to review of registration statements, acquisition due diligence and statutory audits.

Tax Fees

Tax fees are associated with tax compliance, tax advice, tax planning and tax preparation services.

Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee is required to review and approve the proposed retention of independent auditors to perform any proposed auditing and non-auditing services as outlined in its charter. The Audit Committee has not established policies and procedures separate from its charter concerning the pre-approval of auditing and non-auditing related services. As required by Section 10A of the Exchange Act, our Audit Committee has authorized all auditing and non-auditing services provided by D. Brooks & Associates CPAs for fiscal 2023 and the fees paid or to be paid for such services. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining D. Brooks & Associates CPAs independence and has determined that such services for the fiscal year 2022 are compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

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Review of Financial Statements

The Audit Committee is responsible for reviewing and discussing the audited consolidated financial statements with management, discussing with the independent registered public accountants the matters required by Public Company Accounting Oversight Board Auditing Standard No. 1301 Communications with Audit Committees, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K.

Attendance at Annual Meeting

Representatives of D. Brooks & Associates CPAs will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Changes in Accountants

Previous Independent Auditors

a.	On June 28, 2022, the Board of Directors dismissed BF Borgers CPA PC (“BF”) as the Company’s independent accountants.

b.

BF’s report on the financial statements for the years ended December 31, 2021 and 2020, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c.

The Audit Committee of our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period ending March 31, 2022, there were no disagreements with BF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BF, would have caused them to make reference thereto in their report on the financial statements. Through the interim period June 28, 2022 (the date of dismissal of the former accountant), there have been no disagreements with BF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BF would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized BF to respond fully to the inquiries of the successor accountant.

e.	During the interim period through June 28, 2022, there were no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

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New Independent Accountants

On June 29, 2022, the Company engaged D. Brooks & Associates CPAs as its new registered independent public accountant. During the years ended December 31, 2021, and 2022, and prior to June 29, 2022 (the date of the new engagement), we did not consult with D. Brooks & Associates CPAs regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by D. Brooks & Associates CPAs in either case where  written or oral advice provided by D. Brooks & Associates CPAs would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal No. 3 requires the affirmative vote of a majority of the total votes cast in person (virtually via the internet or telephonically) or represented by proxy on the proposal, assuming the presence of a quorum.

Proposal No. 3 is a routine matter. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of Proposal No. 3. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 3 in order for them to vote your shares so that your vote can be counted. If you hold your shares in “street name” and you do not instruct your broker how to vote on Proposal No. 3, a broker vote may occur on your behalf in favor of Proposal No. 3. It is therefore critical that you cast your vote if you want it to count in Proposal No. 3. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF D. BROOKS & ASSOCIATES CPAs AS THE
COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE
YEAR ENDING DECEMBER 31, 2023.

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PROPOSAL 4: TO APPROVE AN AMENDMENT OF THE COMPANY’S RESTATED CERTIFICATE

OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

FOR THE PURPOSE OF MEETING THE NASDAQ CAPITAL MARKETS (“NASDAQCM”)

MINIMUM PRICE FOR CONTINUED LISTING OF AT LEAST $1.00 PER SHARE

General

On December 8, 2021, the Company’s common stock and warrants commenced trading on the NasdaqCM under the symbols “MOBQ” and MOBQW,” respectively. In order to maintain NasdaqCM listing of the Company’s securities, NASDAQ requires the Company to meet certain continued listing requirements. Under Nasdaq Listing Rule Section 5550(a)(2), the Company is required to maintain a minimum price for continued listing of at least $1.00 per share. The Proposal described below for which management is requesting stockholder approval and, if approved by stockholders, will permit management to amend its Restated Certificate of Incorporation to effectuate a discretionary reverse stock split (“Reverse Split”) to attempt to obtain a stable trading price for the Company’s common stock on NasdaqCM of at least $1.00 per share. If a Reverse Split is effectuated, the number of authorized shares of capital stock, which currently consists of 100 million shares of common stock and 5 million shares of preferred stock, each with a par value of $.0001 will remain unchanged. Management is proposing that shareholders authorize a discretionary Reverse Split which ranges from a split of 1-for-2 through 1-for-10. Management is hopeful, although no assurances can be given in this regard, that a Reverse Split will not be necessary to meet the continued listing requirements of Rule Section 5550(a)(2), as it is management’s intention to delay any Reverse Split for such period of time as permitted by NasdaqCM.

Effecting the Reverse Split requires that Article FOURTH of our Restated Certificate of Incorporation be amended to include a reference to the Reverse Split. The additional text added to Article FOURTH is attached as Annex B to this Proxy Statement. If approved, the Certificate of Amendment will be effective upon the filing of the Certificate of Amendment (or on such date and time as specified therein) in the form attached as Annex B with the Department of State of the State of New York with such filing to occur, if at all, at the sole discretion of the Board.

If the Board determines to effect the Reverse Split, the intent is to increase the stock price of our common stock to a level sufficiently above $1.00 per share. In the event the Company’s common stock is no longer trading on the NasdaqCM and commences trading in the OTC Markeplace at a price below $$1.00 per share, it would be considered a penny stock. The SEC has adopted regulations that generally define “penny stock” to be an equity security that has a market or exercise price of less than $5.00 per share, subject to specific exemptions.  The market price of our common stock is less than $5.00 per share and, therefore, is designated as a “penny stock” according to SEC rules, unless our common shares continues to trade on the NasdaqCM. The penny stock designation would require any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our common stock and may affect the ability of investors to sell their common shares. Penny stocks investing is also referred to as high risk investing. And that has a lot to do with the fact that it’s easy to purchase these stocks but selling them back is a different story. As a result, many consider the low liquidity of penny stocks to be one of their major disadvantages.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our common stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of common stock would not be affected by the Reverse Split. The table below sets forth the number of shares of our common stock outstanding before and after the Reverse Split based on 17,051,893 shares of common stock outstanding as of March 31, 2023.

	Prior to the Reverse Split	Assuming a one-for- 2 Reverse Split	Assuming a one-for- 10 Reverse Split
Aggregate Number of Shares of common stock	17,051,893	8,525,947	1,705,190

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Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because the Reverse Split do not proportionately reduce the current authorized number of shares of capital stock. The remaining authorized shares of common stock and Preferred Stock may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares that result from the Reverse Split for any purposes, as the Company currently has sufficient authorized shares to be issued in connection with any planned capital raise or outstanding convertible derivative securities.

The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split

On December 8, 2021, the Company’s common stock and warrants commenced trading on the NasdaqCM under the symbols “MOBQ” and MOBQW,” respectively. In order to obtain NasdaqCM listing of the Company’s securities, NASDAQ requires the Company to meet certain continued listing requirements. Under NasdaqCM Listing Rule Section 5550(a)(2), the Company is required to maintain a minimum price for continued listing of at least $1.00 per share.

On January 13, 2023, the Company received a letter from The Nasdaq Stock Market stating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) because the closing bid price of the Company’s common stock was below $1.00 per share for 30 consecutive business days. Pursuant to Nasdaq’s Listing Rules, the Company has a 180 day grace period, until July 12, 2023, during which the Company may regain compliance if the bid price of its common stock closes at $1.00 per share or more for a minimum of ten consecutive business days. The Company may be eligible for an additional 180-day grace period if the Company meets Nasdaq’s initial listing standards (other than with respect to minimum bid price) for the NasdaqCM.

As of the close of business on March 31, 2023, the Company’s common stock had a closing sales price of $0.1795 per share, which is substantially below the minimum price for continued listing of at least $1.00 per share. By effectuating a Reverse Split, management’s sole objective would be to meet the aforementioned continued listing requirement.

If our common stock ceases to be listed for trading on the NasdaqCM, we would expect that our common stock would be traded on one of the three tiered marketplaces of the OTC Markets Group. If Nasdaq were to delist our common stock, we believe that it may be more difficult for our stockholders to dispose of our common stock or 2021 Warrants and more difficult to obtain accurate price quotations on our common stock or 2021 Warrants. The delisting of the Company’s common stock from Nasdaq could have a material adverse effect on the Company’s access to capital markets, and any limitation on market liquidity or reduction in the price of its common stock as a result of that delisting would adversely affect the Company’s ability to raise capital on terms acceptable to the Company, if at all.

We cannot assure you that our Board will ultimately determine to effect the Reverse Split or if effected, that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level below $1.00 per share, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that our common stock will maintain a price above $1.00 per share.

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Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock above $1.00 per share. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock by an equivalent multiple, or result in any permanent increase in the market price of our common stock. The price of our common stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Transaction costs to stockholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Certificate of Amendment, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Department of State of the State of New York. The actual timing of the filing of the Amendment with the Department of State of the State of New York to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our common stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Department of State of the State of New York or at such time and date as specified in the Certificate of Amendment (the “Effective Time”).

Upon the filing of the Certificate Amendment, without further action on our part or our stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 300 shares of our common stock, you would hold 150 shares of our common stock following the Reverse Split if the ratio is one-for-2 or you would hold 30 shares of our common stock if the ratio is one-for-10.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our common stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our common stock that may be purchased upon exercise of outstanding options, warrants or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

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Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of common stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of common stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of common stock. No stockholders will receive cash in lieu of fractional shares.

As of the March 31 2023, we had 133 holders of record of our common stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending Continental Stock Transfer & Trust Company as the exchange agent, the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If and when our Board elects to effect the Reverse Split, the authorized number of shares of our common stock will remain unchanged at 100,000,000. Accordingly, there will be no reduction in the number of authorized shares of our common stock in proportion to the Reverse Split ratio. As a result, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease and the additional authorized shares of common stock will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations.

The Reverse Split will have no effect on our authorized preferred stock other than a proportionate change in the conversion ratio of Preferred Stock into common stock.

In accordance with our Restated Certificate of Incorporation and New York law, our stockholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

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Anti-Takeover and Dilutive Effects

The purpose of having our authorized common stock at 100,000,000 after the Reverse Split is to facilitate our ability to raise additional capital to support our operations, to provide equity incentives to employees and eligible contractors, to effectuate acquisitions (none of which are currently contemplated), and not to establish any barriers to a change of control or acquisition of our Company. The shares of common stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split would give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Nasdaq or other stock exchanges. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our common stock. This summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

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Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Split should equal the aggregate tax basis in the common stock surrendered and the holding period for the common stock received should include the holding period for the common stock surrendered.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal No. 4 requires the affirmative vote of a majority of the Company’s issued and outstanding capital stock by casting votes in person (virtually via the the internet or telephonically) or represented by proxy on the proposal, assuming the presence of a quorum.

Proposal No. 4 is a non-routine matter. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 4 in order for them to vote your shares so that your vote can be counted. If you hold your shares in “street name” and you do not instruct your broker how to vote on Proposal No.4, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in Proposal No. 4. Broker non-votes and abstentions will not be counted as votes cast and since the Company requires the affirmative vote of the majority of the issued and outstanding capital stock of the Company, your broker non-vote or abstention will have an effect on the result of the vote as effectively voting against the Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT OF THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION AT THE DISCRETION OF THE BOARD TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK FOR THE PURPOSE OF MEETING THE NASDAQ CAPITAL MARKETS (“NASDAQCM”) MINIMUM PRICE FOR CONTINUED LISTING OF AT LEAST $1.00 PER SHARE

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PROPOSAL 5: TO APPROVE FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE

SECTION 5635(d) THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING SENIOR SECURED

20% OID PROMISSORY NOTES ISSUED BY US IN DECEMBER 2022 IN AN AMOUNT THAT MAY BE

EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR TO

THE ISSUANCE OF SUCH CONVERTIBLE NOTES

General

On December 30, 2022, Walleye Opportunities Master Fund Ltd. Entered into a Securities Purchase Agreement and on January 4, 2023, it invested $1,437,500 in the Company in exchange for a senior secured 20% OID nine-month promissory note among other securities. This Note, as amended, matures and is payable on or before September 30, 2023. The Note provides that Walleye may demand prepayment after March 31, 2023 and before the maturity date, if the purchasers of securities in our underwritten public offering that closed on February 16, 2023 who hold those securities at the time of Walleye’s prepayment demand unanimously consent to the prepayment of the Walleye Note. We expect we will rely on proceeds from future fundings or cashflow from operations to repay the Note on the maturity date, or earlier if the investor demands prepayment which is consented to by the requisite security holders. If we are unable to raise additional funding or do not generate sufficient cashflow to repay the Note when due, we will be default under the Note if we do not pay it. In the event of default, Walleye may elect to convert all or a portion of the Note into our shares of common stock at a conversion price based on closing price of the Company’s common stock on Nasdaq at the time of default, subject to a floor conversion price of no lower than 20% of the Nasdaq official closing price of our shares at the time we closed the Walleye Note transaction on December 30, 2022.

The Note, as amended, further requires the Company to use reasonable efforts to obtain, on or before May 15, 2023, stockholder approval to permit the Company to issue the requisite number of shares upon conversion in accordance with the so-called Nasdaq 20% Rule, which is described below under the heading “Why does the Company need Stockholder Approval?”. If we fail to obtain such stockholders approval on a timely basis, and the Note is converted, and we cannot deliver the shares to Walleye without violating the Nasdaq 20% Rule, we will be liable for penalties, and Walleye can rescind the conversion, requiring us to repay the Note in cash. If that occurs and we do not have sufficient cash to repay the Note, it could have a material adverse effect on our financial condition.

Why does the Company need Stockholder Approval?

Our common stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” In order to fulfill our covenant under the Note and to comply with the Nasdaq 20% Rule, we are seeking stockholder approval to permit the potential issuance of 20% or more of our outstanding common stock upon conversion of the Note (if it is converted).

The Nasdaq 20% Rule requires that we obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities if the issuance would equal 20% or more of our outstanding common stock or voting power (on an as-exercised or as-converted basis) before the issuance of the Note.

Pursuant to the conversion terms of the Note, the aggregate number of shares of common stock issuable upon the conversion of the Note could exceed 20% of our outstanding common stock on the date we issued the Note and could potentially be issued at a price less than the greater of the book value or market of the shares on the on the date we issued the Note.

To meet the requirements of the Nasdaq 20% Rule, we need stockholder approval under the Nasdaq Listing Rules to permit the potential issuance of 20% or more of our outstanding common stock upon conversion of the Note.

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What is the Effect on Current Stockholders if the Proposal to Permit the Issuance of Shares in Excess of the Nasdaq 20% Cap is Approved?

If our stockholders approve this proposal, we will fulfill our covenant under the Note to obtain the requisite stockholder approval, and therefore be able to potentially issue shares of common stock issuable upon the conversion of the Notes equal to or in excess of 20% of our issued and outstanding shares of common stock as of the date we issued the Note pursuant to the terms of the Note, without any penalties associated with our inability to issue shares upon conversion of the Note due to the Nasdaq 20% Rule restrictions.

Effect of Permission to Issue of Shares in Excess of the Nasdaq 20% Cap

If stockholders approve the proposal to permit the issuance of shares in excess of the Nasdaq 20% cap, current stockholders may experience significant dilution of their current equity ownership in the Company if the Note is converted into shares of common stock at the election of the holder of the Note in the event of a default under the Note.

If a default occurs under the Note and the holder elects to convert the Note into shares, all conversions of the principal amount due and owing under the Notes are made at the conversion floor price of $.088 per share, then the Company could potentially issue up to a maximum of approximately 16,335,227 shares of common stock, which could essentially almost double our outstanding shares of common stock from the 17,051,893 shares outstanding as of March 31, 2023.

What is the Effect on Current Stockholders if the Proposal to Permit the Issuance of Shares in Excess of the Nasdaq 20% Cap is not Approved?

Repayment of the Convertible Notes in Cash

If stockholders do not approve this proposal, to the extent that conversion of the Note at the election of the holder in the event of default under the Note would result in the issuance of 20% or more of the issued and outstanding shares of common stock at the time the Company issued the Note, the Company would be unable to issue shares to comply with the conversion requirements under the Note and the Company will be required to pay to the holder, liquidated damages for each $1,000 of conversion shares required to be issued to the holder, $10 per trading day (increasing to $20 per trading day on the third trading day after the required share delivery date) for each trading day after the share delivery date until the conversion shares are delivered or the holder rescinds the conversion. If the holder rescinds the conversion, the Company will be forced to pay the Note in cash.

Failure of the stockholders to approve this proposal will result in utilizing the Company’s available cash to make the liquidated damages payment under the Convertible Notes continuing until the holder rescinds the conversion (which the holder has no obligation to do), and if the conversion is rescinded, to pay the entire principal and accrued interest and any other amounts due under the Note in cash, instead of funding its business operations, and would materially negatively impact the Company’s financial condition and results of operations.

Potential Future Dilution

If the Company cannot issue shares of common stock in conversion of the Note, and the Company does not otherwise have sufficient available cash to meet payment obligations under the Note, the Company will be forced to seek to raise additional capital through, among other things, the issuance of shares of common stock, preferred stock or other derivative equity securities, which issuances may be at prices more dilutive to stockholders than the terms permitting conversion of the Note into shares. To the extent that the Company engages in such transactions to raise additional capital, the current stockholders could be substantially diluted.

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Other Potential Consequences

If this proposal is not approved, and if the Company does not have sufficient funds to make cash payments that become required under the Note because the Note cannot be converted in the event of a default without violating the Nasdaq 20% Rule, and if cannot raise such funds to make required payments, then the Note will continue in default which would have significant negative consequences for the Company and its stockholders. Such a continuing default would harm the Company’s financial condition, force the Company to reduce or cease operations or could result in the Company declaring bankruptcy and the holder of the Note seizing some or all of the assets of the Company and its subsidiaries which currently secure the Note.

The Note was issued in December 2022 and the terms of the Note are binding obligations on us. The failure of our stockholders to approve the proposal will not negate the existing terms of the documents relating to the Note. The Note will remain outstanding and the terms of the Note will remain binding obligations of the Company.

Where can I find more information regarding the Note?

The above descriptions set forth the material terms of the Walleye Note. A more detailed description of the Walleye Note, and the related the Securities Purchase Agreement can be read in the Company’s Current Report on Form 8-K as filed with the SEC on January 4, 2023 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal No. 5 requires the affirmative vote of a majority of the total votes cast in person (virtually via the the internet or telephonically) or represented by proxy on the proposal, assuming the presence of a quorum.

Proposal No. 5 is a non-routine matter. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 5 in order for them to vote your shares so that your vote can be counted. If you hold your shares in “street name” and you do not instruct your broker how to vote on Proposal No. 5, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in Proposal No. 5. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING SENIOR SECURED 20% OID PROMISSORY NOTES ISSUED BY US IN DECEMBER 2022 IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING IMMEDIATELY PRIOR TO THE ISSUANCE OF SUCH CONVERTIBLE NOTES FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE SECTION 5635(d)

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PROPOSAL 6: TO APPROVE A CHANGE IN THE COMPANY’S BY-LAWS WITH RESPECT TO

STOCKHOLDER QUORUM REQUIREMENTS

Background

Our Board has unanimously adopted resolutions approving a proposal to amend our Bylaws to reduce the quorum required for stockholders meetings from a majority to one-third (33.3%) of outstanding shares entitled to vote.

Under the New York Business Corporation Law, the holders of a majority of the votes of shares entitled to vote shall constitute a quorum at a meeting of stockholders for the transaction of any business, but the certificate of incorporation or by-laws may provide for a lesser quorum not less than one-third of the votes of shares entitled to vote. A quorum is necessary in order to conduct stockholder meetings. Currently, our Bylaws provide that stockholders holding of record a majority of the total number of shares of the Company’s then issued and outstanding and entitled to vote constitutes a quorum for the transaction of any business at a meeting. Our Bylaws do not permit our Board from changing the quorums for meetings of stockholders. Therefore, currently, a quorum for a stockholder meeting must constitute a majority of the voting power which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on any matter.

Purpose of the Amendment

We estimate that a large number of our shares are widely distributed among a large number of small stockholders. Our experience is that a significant number of our stockholders do not, either directly or through their brokerage accounts, complete their proxies or otherwise deliver voting instructions. Accordingly, securing a quorum at annual meetings has become a challenge despite our best efforts to solicit participation of our stockholders, directly and with the assistance of proxy solicitors. If we fail to achieve a quorum for any stockholder meeting, we will have to set a new time and location for the meeting, and new notices for the meeting must be mailed, which may still not result in a quorum. The Company’s resources are limited and have to be used efficiently. Preparing proxy materials and the costs that accompany any proxy solicitation, including costs related to printing and mailing proxy materials to stockholders, is a large expense. We believe that reducing the quorum requirement to one-third (33.3%) of the shares entitled to vote on a proposal will markedly reduce, although not eliminate, the risk of failing to achieve a quorum for any given matter.

The Company believes that ultimately, the aforementioned amendment will set our quorum requirement at a level high enough to ensure that a broad range of stockholders are represented in person or by proxy, but low enough that the Company can transact necessary business.

Procedure for Effecting the Amendment

Subject to receiving the stockholder approval, the Company will amend our Bylaws to reduce the quorum required for stockholders meetings from a majority to one-third (33.3%) of outstanding shares entitled to vote at such meeting by certification of such amendment. No further action on the part of the Company’s stockholders would be required.

Effect of Amendment

If this proposal is approved by the Company’s stockholders, the quorum requirement for annual and special meetings of the Company’s stockholders will be satisfied by the presence of one-third (33.3%) of the voting power of the Company at the meeting, unless otherwise provided by the New York Business Corporation Law.

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Effective Date

The amendment to our Bylaws would become effective upon its approval by our stockholders.

The text of the proposed Amendment No. 3 to our Bylaws to effect the amendment described above is included as Annex C to this Proxy Statement.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal No. 6 requires the affirmative vote of a majority of the total votes cast in person (virtually via the the internet or telephonically) or represented by proxy on the proposal, assuming the presence of a quorum.

Proposal No. 6 is a non-routine matter. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 6 in order for them to vote your shares so that your vote can be counted. If you hold your shares in “street name” and you do not instruct your broker how to vote on Proposal No. 6, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in Proposal No. 6. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL TO AMEND THE COMPANY’S BY-LAWS TO CHANGE THE STOCKHOLDER QUORUM REQUIREMENTS FROM A MAJORITY TO ONE THIRD (33 1/3%) OF SHARES ENTITLED TO VOTE

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2024 Annual Meeting

Any stockholder desiring to present a proposal for inclusion in the Proxy Statement to be acted upon at our 2023 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-8 must ensure that the proposal is received by us at our principal executive office no later than December 14, 2022, which is 120 calendar days before April 17, 2023, the anniversary date of this proxy statement’s release to stockholders in connection with the Annual Meeting. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Mobiquity Technologies, Inc., 35 Torrington Lane, Shoreham, NY 11786, Attn.: CEO.

ANNUAL REPORT

Physical copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Mobiquity Technologies, Inc., 35 Torrington Lane, Shoreham, NY 11786, Attn.: CEO. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials. Additionally, our Annual Report on Form 10-K (including our audited financial statements and exhibits) are available at https://www.mobiquitytechnologies.com/investor-relations/

Our audited financial statements for the fiscal year ended December 31, 2022 and certain other related financial and business information are contained in our 2022 Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Mobiquity Technologies, Inc., 35 Torrington Lane, Shoreham, NY 11786, Attn.: CEO or by phone at (516)246-9422. Any stockholder who wants to receive a separate copy of this proxy statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

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OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Dean L. Julia
Chief Executive Officer

April 17, 2023

Shoreham, New York

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Annex A

MOBIQUITY TECHNOLOGIES, INC.

2023 EQUITY PARTICIPATION PLAN

1.                   Purpose. The Mobiquity Technologies, Inc. Participation Plan (the “Plan”) is intended to advance the interests of Mobiquity Technologies, Inc. (the “Company”) by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company or a parent or subsidiary of the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of Incentive Stock Options, Non-statutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Bonuses, as such terms are defined in Section 2, to employees, non-employee directors, consultants and advisors. As used herein, the term “parent” or “subsidiary” shall mean any present or future entity which is or would be a “parent corporation” or “subsidiary corporation” of the Company as the term is defined in Section 424 of the Code (as hereinafter defined) (determined as if the Company were the employer corporation).

2.                   Definitions. Capitalized terms not otherwise defined in the Plan shall have the following meanings:

(a)              “Award Agreement” shall mean a written agreement, in such form as the Committee shall determine, that evidences the terms and conditions of a Stock Award granted under the Plan.

(b)              “Board” shall mean the Board of Directors of the Company.

(c)              Change in Control” means, except as provided in Section 10(b), the date on which:

(i)           any person (a “Person”), as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company and/or its wholly owned subsidiaries; (B) any “employee stock ownership plan” (as that term is defined in Code Section 4975(e)(7)) or other employee benefit plan of the Company and any trustee or other fiduciary in such capacity holding securities under such plan; (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (D) any other Person who, within the one year prior to the event which would otherwise be a Change in Control, is an executive officer of the Company or any group of Persons of which he or she voluntarily is a part), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities or such lesser percentage of voting power, but not less than 20%, as determined by the Committee;

(ii)          the consummation of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company’s Common Stock would be converted into cash, securities, and/or other property occurs, other than a merger of the Company in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of voting securities of the surviving corporation immediately after the merger as they had in the Common Stock immediately before; or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or earning power of the Company occurs; or

(iii)         the Company’s shareholders or the Company’s Board shall approve the liquidation or dissolution of the Company.

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(c)              “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)              “Committee” shall mean a committee or subcommittee of the Board to whom authority has been granted by the Board to make determinations with regard to the Plan, which committee or subcommittee shall consist of at least two persons, each of whom is intended to be an “outside independent director” to the extent required by the rules and regulations of any established stock exchange or a national market system.

(e)              “Common Stock” shall mean the common stock, $.01 par value, of the Company.

(f)               “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(g)              “Fair Market Value” on a specified date means the value of a share of Common Stock, determined as follows:

(i)                if the Common Stock is listed or quoted on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day immediately preceding the day of determination (or, if the determination is made after the close of business for trading, then on the day of determination) as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)              if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day immediately preceding the day of determination (or, if the determination is made after the close of business for trading, then on the day of determination), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)            in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee under a method that complies with Code Sections 422 and 409A, if applicable.

(h)              “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the Award Agreement by which it is evidenced.

(i)                “Nonstatutory Stock Option” shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(j)                “Option” shall mean an Incentive Stock Option or a Nonstatutory Stock Option.

(k)              “Restricted Stock” shall mean an award of shares of Common Stock that is subject to certain conditions on vesting and restrictions on transferability as provided in Section 14 of the Plan.

(l)                “Restricted Stock Units” shall mean an award of a unit consisting of one share of Common Stock, cash equal to the Fair Market Value of a share of Common Stock of the Company on the date of vesting, or a combination thereof, that is subject to certain conditions on vesting and restrictions on transferability as provided in Section 15 of the Plan.

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(m)            “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

(n)              “Securities Act” shall mean the Securities Act of 1933, as amended.

(o)              “Stock Appreciation Right” or “SAR” shall mean a right to receive payment of the appreciated value of shares of Common Stock as provided in Section 9 of the Plan.

(p)              “Stock Award” shall mean an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock award, a Restricted Stock Unit award, a Stock Appreciation Right or a Stock Bonus award.

(q)              “Stock Bonus” shall mean a bonus award payable in shares of Common Stock as provided in Section 15 of the Plan.

3.                   Administration. The Plan shall be administered by the Board or the Committee. All references in the Plan to the “Committee” shall be deemed to refer to the “Board” if no committee is established for the purpose of making determinations with respect to the Plan. Except as herein specifically provided, the interpretation and construction by the Committee of any provision of the Plan or of any Stock Award granted under it shall be final and conclusive. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. The receipt of a Stock Award by any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

4.                   Shares Subject to the Plan. The shares subject to Stock Awards granted under the Plan shall be the Common Stock, whether authorized but unissued or held in the Company’s treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate 2,500,000 shares. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Stock Awards granted under the Plan. In the event any Option or SAR granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Stock Awards under the Plan. In the event any shares of Restricted Stock or Restricted Stock Units are forfeited for any reason or the right to receive any Stock Bonus is terminated for any reason, the shares forfeited shall again be available for Stock Awards under the Plan. In the event shares of Common Stock are delivered to, or withheld by, the Company pursuant to Section 12(b) or 28 hereof, only the net number of shares issued, i.e., net of the shares so delivered or withheld, shall be considered to have been issued pursuant to the Plan.

5.                   Participation. The class of individuals and entities that shall be eligible to receive Stock Awards (“Grantees”) under the Plan shall be (a) with respect to Incentive Stock Options, all employees of either the Company or any parent or subsidiary of the Company, and (b) with respect to all other Stock Awards, all employees and non-employee directors of, and consultants and advisors to, either the Company or any parent or subsidiary of the Company; provided, however, no Stock Award shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned, directly or indirectly, by a natural person), (ii) bona fide services have been or are to be rendered by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee directors of, and the consultants and advisors to, the Company and its parents and subsidiaries to whom Stock Awards shall be granted, and the number of shares to be covered by each Stock Award grant, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Committee may deem relevant. For purposes hereof, a non-employee to whom an offer of employment has been extended shall be considered an employee, provided that the Stock Award granted to such individual shall not be exercisable or vest, in whole or in part, for a period of at least one year from the date of grant and, in the event the individual does not commence employment with the Company, the Stock Award granted shall be considered null and void.

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6.                   Award Agreement. Each Stock Award granted under the Plan shall be authorized by the Committee, and shall be evidenced by an Award Agreement which shall be executed by the Company and, in the discretion of the Committee, by the individual or entity to whom such Stock Award is granted. The Award Agreement shall specify the number of shares of Common Stock as to which the Stock Award is granted, the period during which any Option or SAR is exercisable and the option or base price per share thereof, the vesting periods for any Restricted Stock, Restricted Stock Units or Stock Bonus, any performance-based vesting criteria (the “Performance Goals”) and such other terms and provisions as the Committee may deem necessary or appropriate.

7.                   Incentive Stock Options. The Committee may grant Incentive Stock Options under the Plan which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code:

(a)              No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a parent or subsidiary of the Company.

(b)              Each Incentive Stock Option under the Plan must be granted prior to May 1, 2024, which is within ten years from the date the Plan was adopted by the Board.

(c)              The option price of the shares subject to any Incentive Stock Option shall not be less than the Fair Market Value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary of the Company (a “10% Stockholder”), the option price of the shares subject to the Incentive Stock Option shall be at least 110% of the Fair Market Value of the Common Stock at the time such Incentive Stock Option is granted.

(d)              No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant; provided, however, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 11 hereof.

(e)              For purposes of determining stock ownership under this Section 7, the attribution rules of Section 424(d) of the Code shall apply.

8.                    Nonstatutory Stock Options. The Committee may grant Nonstatutory Stock Options under the Plan. Nonstatutory Stock Options shall be subject to the following terms and conditions:

(a)              A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of Section 5 hereof.

(b)              Except as otherwise determined by the Committee, the option price of the shares subject to a Nonstatutory Stock Option shall not be less than the Fair Market Value of the Common Stock at the time such Nonstatutory Stock Option is granted.

(c)              No Nonstatutory Stock Option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

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9.                   Stock Appreciation Rights.

(a)              The Committee may grant Stock Appreciation Rights to such persons eligible under the Plan as the Committee may select from time to time. SARs shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan. Subject to the terms and conditions of the Award Agreement, an SAR shall entitle the Grantee to exercise the SAR, in whole or in part, in exchange for a payment of shares of Common Stock, cash or a combination thereof, as determined by the Committee and provided for in the Award Agreement, equal in value to the excess of the Fair Market Value of the shares of Common Stock underlying the SAR, determined on the date of exercise, over the base amount set forth in the Award Agreement for the shares of Common Stock underlying the SAR, which base amount shall not be less than the Fair Market Value of such Common Stock, determined as of the date the SAR is granted. The Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company’s obligation for withholding taxes with respect to such payment.

(b)              No SAR granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

(c)              All references in the Plan to “Options” shall be deemed to include “SARs” where applicable.

10.                 Transferability of Options.

(a)              No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted other than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him.

(b)              Notwithstanding Section 10(a) above, a Nonstatutory Stock Option granted under the Plan may be transferred in whole or in part during a Grantee’s lifetime, upon the approval of the Committee, to a Grantee’s “family members” (as such term is defined in Rule 701(c)(3) of the Securities Act and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order. The transferred portion of a Nonstatutory Stock Option may only be exercised by the person or entity who acquires a proprietary interest in such Option pursuant to the transfer. The terms applicable to the transferred portion shall be the same as those in effect for the Option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Committee may deem appropriate. As used in the Plan, the terms “Grantee” (when referring to an Option recipient) and “holder of an Option” shall refer to the grantee of the Option and not any transferee thereof.

11.                  Effect of Termination of Employment or Death on Options.

(a)              Unless otherwise provided in the Award Agreement and except as provided in subsections (b) and (c) of this Section 11, if the employment of an employee by, or the services of a non-employee director for, or consultant or advisor to, the Company or a parent or subsidiary of the Company, shall terminate for any reason, then his Option may be exercised at any time within three months after such termination, subject to the provisions of subsection (d) of this Section 11. For purposes of this subsection (a), an employee, non-employee director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee director of, or a consultant or advisor to, a parent or subsidiary of the Company or a corporation (or subsidiary or parent of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization or like event shall not be considered to have terminated his employment or services.

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(b)              Unless otherwise provided in the Award Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee director for or a consultant or advisor to, the Company or a parent or subsidiary of the Company, or (ii) within three months after the termination of his employment or services for any reason, then such Option may, subject to the provisions of subsection (d) of this Section 11, be exercised by the estate of the employee or non-employee director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee director, consultant or advisor, at any time within one year after such death.

(c)              Unless otherwise provided in the Award Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (“Permanent Disability”) while employed by, or while serving as a non-employee director for or consultant or advisor to, the Company or a parent or subsidiary of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 11, be exercised at any time within one year after his termination of employment, termination of directorship or termination of consulting or advisory services, as the case may be, due to the disability. Notwithstanding the foregoing, in the event the Company is a party to an employment, consulting or advisory agreement with a Grantee and such agreement provides for termination of employment or engagement based upon a disability or other incapacity, then, for such Grantee, a termination of employment or engagement for disability or other incapacity pursuant to the provisions thereof shall be considered to be a termination based upon Permanent Disability for purposes hereof. Furthermore, notwithstanding the foregoing, with respect to Stock Awards that are subject to Section 409A of the Code, Permanent Disability shall mean that a Grantee is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(d)              An Option may not be exercised pursuant to this Section 11 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

(e)              For purposes of this Section 11, the employment relationship of an employee of the Company or of a parent or subsidiary of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed 90 days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

12.                 Exercise of Options.

(a)              Unless otherwise provided in the Award Agreement, any Option granted under the Plan shall be exercisable, subject to vesting, in whole at any time or in part from time to time, prior to expiration. The Committee, in its absolute discretion, may provide in any Award Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a parent or subsidiary of the Company for such period or periods from the date of grant of the Option as the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parents and subsidiaries) shall not exceed $100,000. In addition, in the event that under any Award Agreement the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parents and subsidiaries corporations) exceeds $100,000, the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

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(b)              An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder’s delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the Fair Market Value of which shall be determined as of the date of exercise (provided that the shares delivered pursuant hereto are acceptable to the Committee in its sole discretion) or (iii) if provided for in the Award Agreement, his check payable to the order of the Company in an amount at least equal to the par value of the Common Stock being acquired, together with a promissory note, in form and upon such terms as are acceptable to the Committee, made payable to the order of the Company in an amount equal to the balance of the exercise price, or (iv) by the holder’s delivery of any combination of the foregoing (i), (ii) and (iii). Alternatively, if provided for in the Award Agreement, the holder may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a Fair Market Value equal to the exercise price of the Option being exercised.

13.                  Further Conditions of Exercise of Options.

(a)              Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.

(b)              If the Common Stock is listed or quoted on any securities exchange or system, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until it has been listed or quoted on each such exchange or system. In addition, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

14.                  Restricted Stock Grants.

(a)              The Committee may grant Restricted Stock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant to clause (b) of Section 5 hereof.

(b)              In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in an Award Agreement, the following restrictions in this Section 14(b) shall apply to grants of Restricted Stock made by the Committee:

(i)                No shares granted pursuant to a grant of Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and only to the extent that, such shares are vested.

(ii)               Shares granted pursuant to a grant of Restricted Stock shall vest as determined by the Committee, as provided for in the Award Agreement. The foregoing notwithstanding (but subject to the discretion of the Committee and except as otherwise provided in the Award Agreement), a Grantee shall forfeit all shares not previously vested, if any, at such time as the Grantee is no longer employed by, or serving as a director of, or rendering consulting or advisory services to, the Company or a parent or subsidiary of the Company. All forfeited shares shall be returned to the Company.

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(c)              In determining the vesting requirements with respect to a grant of Restricted Stock, the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group Performance Goals, and federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto. Any such restrictions shall be specifically set forth in the Award Agreement.

(d)              Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares. After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

(e)              During any applicable period of restriction, the Grantee shall be the record owner of the Restricted Stock and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so restricted. However, if any such dividends or distributions are paid in shares of Company stock or cash or other property during an applicable period of restriction, the shares, cash and/or other property deliverable shall be held by the Company or third party custodian or trustee and be subject to the same restrictions as the shares with respect to which they were issued. Moreover, the Committee may provide in each grant such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for Restricted Stock granted pursuant to the Plan.

(f)               Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

15.                 Restricted Stock Units.

(a)           The Committee may grant Restricted Stock Units under the Plan to any individual or entity eligible to receive Restricted Stock Units pursuant to clause (b) of Section 5 hereof.  A Restricted Stock Unit entitles the Grantee to receive one share of Common Stock, cash equal to the Fair Market Value of a share of Common Stock on the date of vesting, or a combination thereof, with respect to each Restricted Stock Unit that vests in accordance with the terms of the Award Agreement and this Plan.  Any fractional Restricted Stock Unit shall be payable in cash. The Committee, in its sole discretion, shall determine the medium of payment.

(b)           In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in an Award Agreement, the following restrictions in this Section 15(b) shall apply to grants of Restricted Stock Units made by the Committee:

(i)           Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

(ii)          Grants of Restricted Stock Units shall vest as determined by the Committee, as provided for in the Award Agreement. (but subject to the discretion of the Committee and except as otherwise provided in the Award Agreement), a Grantee shall forfeit all Restricted Stock Units not previously vested, if any, at such time as the Grantee is no longer employed by, or serving as a director of, or rendering consulting or advisory services to, the Company or a parent or subsidiary of the Company. The foregoing notwithstanding, All forfeited Restricted Stock Units shall be returned to the Company.

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(c)           In determining the vesting requirements with respect to a grant of Restricted Stock Units, the Committee may impose such restrictions as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of group Performance Goals, and federal or state securities laws.  The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto. Any such restrictions shall be specifically set forth in the Award Agreement.

(d)           The Company shall establish a bookkeeping account in the Grantee’s name which reflects the number and type of Restricted Stock Units standing to the credit of the Grantee.

(e)            On each date that the Company pays a dividend or other distribution in cash to holders of Common, the Company shall credit to the Grantee’s bookkeeping account, on each date that the Company pays a cash dividend to holders of Common Stock generally, an additional number of Restricted Stock Units equal to the total number of Restricted Stock Units credited to the Grantee’s bookkeeping account on such date, multiplied by the dollar amount of the per share cash dividend, and divided by the Fair Market Value of a share of Common Stock on such date. Restricted Stock Units attributable to such dividend equivalent rights shall be subject to the same terms and conditions as the Restricted Stock Units to which such dividend equivalent rights relate.

16.               Stock Bonus Grants.

(a)              The Committee may grant Stock Bonus awards to such persons eligible under the Plan as the Committee may select from time to time. Stock Bonus awards shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan. Upon satisfaction of any conditions, limitations and restrictions set forth in the Award Agreement, a Stock Bonus award shall entitle the recipient to receive payment of a bonus described under the Stock Bonus award in the form of shares of Common Stock of the Company. Prior to the date on which a Stock Bonus award is required to be paid under an Award Agreement, the Stock Bonus award shall constitute an unfunded, unsecured promise by the Company to distribute Common Stock in the future.

(b)              The Committee may condition the grant or vesting of Stock Bonus Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

(c)              Shares granted pursuant to a Stock Bonus shall vest as determined by the Committee, as provided for in the Award Agreement. The foregoing notwithstanding (but subject to the discretion of the Committee and except as otherwise provided in the Award Agreement), a Grantee shall forfeit the right to receive all shares not previously vested, if any, at such time as the Grantee is no longer employed by, or serving as a director of, or rendering consulting or advisory services to, the Company or a parent or subsidiary of the Company.

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17.               Adjustment Upon Change in Capitalization.

(a)              In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price or base amount per share subject to outstanding Options, in the number of shares issuable pursuant to other outstanding Stock Awards, and in any limitation on exerciseability referred to in Section 12(a)(ii) hereof which is set forth in outstanding Incentive Stock Options. If the Company shall be reorganized, consolidated, or merged with another corporation, subject to the provisions of Section 20 hereof, the holder of an Option shall be entitled to receive upon the exercise of his Option, and the Grantee of any other Stock Award shall be entitled to receive upon satisfaction of any conditions, limitations and restrictions set forth in the Award Agreement with respect to the Stock Award, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option or subject to the Stock Award; provided, however, that, in such event, the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an “incentive stock option” from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, that in such event the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.

(b)              Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option, or the unissued shares subject to an outstanding Stock Bonus, granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

18.               Rights of Grantees. The holder of an Option granted under the Plan shall have none of the rights of a stockholder with respect to the Common Stock covered by his Option until such Common Stock shall be transferred to him upon the exercise of his Option. The recipient of any other Stock Award under the Plan shall have none of the rights of a stockholder with respect to the Common Stock covered by such Stock Award until the date on which the Grantee is entitled to receive the Common Stock pursuant to the Award Agreement.

19.               Restrictions Upon Shares; Right of First Refusal.

(a)              No Grantee shall, for value or otherwise, sell, assign, transfer or otherwise dispose of all or any part of the shares issued pursuant to the exercise of an Option or received as Restricted Stock, Restricted Stock Units or pursuant to a Stock Bonus (collectively, the “Shares”), or of any beneficial interest therein (collectively a “Disposition”), except as permitted by and in accordance with the provisions of the Plan. The Company shall not recognize as valid or give effect to any Disposition of any Shares or interest therein upon the books of the Company unless and until the Grantee desiring to make such Disposition shall have complied with the provisions of the Plan.

(b)              No Grantee shall, without the written consent of the Company, pledge, encumber, create a security interest in or lien on, or in any way attempt to otherwise impose or suffer to exist any lien, attachment, levy, execution or encumbrance on the Shares.

(c)              If, at any time, a Grantee desires to make a Disposition of any of the Shares (the “Offered Shares”) to any third-party individual or entity pursuant to a bona fide offer (the “Offer”), he shall give written notice of his intention to do so (“Notice of Intent to Sell”) to the Company, which notice shall specify the name(s) of the offeror(s) (the “Proposed Offeror(s)”), the price per share offered for the Offered Shares and all other terms and conditions of the proposed transaction. Thereupon, the Company shall have the option to purchase from the Grantee all, but not less than all, the Offered Shares upon the same terms and conditions as set forth in the Offer.

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(d)              If the Company desires to purchase all of the Offered Shares, it must send a written notice to such effect to the Grantee within 30 days following receipt of the Notice of Intent to Sell.

(e)              The closing of any purchase and sale of the Offered Shares shall take place 60 days following receipt by the Company of the Notice of Intent to Sell.

(f)               If the Company does not elect to purchase all of the Offered Shares within the period set forth in paragraph (d) hereof, no Shares may be purchased by the Company, and the Grantee shall thereupon be free to dispose of such Shares to the Proposed Offeror(s) strictly in accordance with the terms of the Offer. If the Offered Shares are not disposed of strictly in accordance with the terms of the Offer within a period of 120 days after the Grantee gives a Notice of Intent to Sell, such Shares may not thereafter be sold without compliance with the provisions hereof.

(g)              All certificates representing the Shares shall bear on the face or reverse side thereof the following legend:

“The shares represented by this certificate are subject to the provisions of the Mobiquity Technologies, Inc. Equity Participation Plan, a copy of which is on file at the offices of the Company.”

(h)              The provisions of this Section 19 shall only take effect if expressly provided for in the particular Award Agreement, shall be of no force or effect during such time that the Company is subject to the reporting requirements of the Exchange Act pursuant to Section 12 or 14(d) thereof, and shall be subject to the provisions of any and all agreements hereafter entered into to which both the Company and any Grantee are parties that provide for a right of first refusal with respect to the Disposition of Shares.

20.               Liquidation, Merger or Consolidation. Notwithstanding Section 12(a) hereof, if the Board of Directors approves a plan of complete liquidation or a merger or consolidation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation), the Committee may, in its sole discretion, upon written notice to the holder of an Option, provide that the Option must be exercised within 20 days following the date of such notice or it will be terminated. In the event such notice is given, the Option shall become immediately exercisable in full.

21.               Effectiveness of the Plan. The Plan was adopted by the Board on April 17, 2023 (the “Adoption Date”). To the extent that Incentive Stock Option are granted or may be granted under the Plan, the Plan is subject to approval on or before April 17, 2024, which is within one year of the Adoption Date, by the affirmative vote of the holders of a majority of the votes of the outstanding shares of capital stock of the Company present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon (or in the case of action by written consent in lieu of a meeting of stockholders, the number of votes required by applicable law to act in lieu of a meeting) (“Stockholder Approval”). In the event such Stockholder Approval is withheld or otherwise not received on or before the latter date, all Incentive Stock Options that may have been granted hereunder shall be deemed to be Nonstatutory Stock Options.

22.               Termination, Modification and Amendment.

(a)              The Plan (but not Options previously granted under the Plan) shall terminate on April 16, 2033 (the “Termination Date”), which is within ten years from the Adoption Date, or sooner as hereinafter provided, and no Stock Award shall be granted after termination of the Plan. The foregoing shall not be deemed to limit the vesting period for Options, SARs, Restricted Stock, Restricted Stock Units or Stock Bonuses granted pursuant to the Plan.

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(b)              The Plan may from time to time be terminated, modified, or amended if Stockholder Approval of the termination, modification or amendment is obtained.

(c)              Notwithstanding paragraph (b) hereof, the Board of Directors may at any time, on or before the Termination Date, without Stockholder Approval, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without Stockholder Approval, (i) increase (except as otherwise provided by Section 17 hereof) the maximum number of shares as to which Incentive Stock Options may be granted hereunder, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an “incentive stock option” from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto or (ii) make any other modifications or amendments that require Stockholder Approval pursuant to applicable law, regulation or exchange requirements. In the event Stockholder Approval is not received within one year of adoption by the Board of Directors of the change provided for in (i) or (ii) above, then, unless otherwise provided in the Award Agreement (but subject to applicable law), the change and all Stock Awards that may have been granted pursuant thereto shall be null and void.

(d)              No termination, modification, or amendment of the Plan may, without the consent of the Grantee to whom any Stock Award shall have been granted, adversely affect the rights conferred by such Stock Award.

23.               Not a Contract of Employment or Service. Nothing contained in the Plan or in any Award Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom a Stock Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

24.               Use of Proceeds. The proceeds from the sale of shares pursuant to Stock Awards granted under the Plan shall constitute general funds of the Company.

25.               Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

26.               Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

27.               Disqualifying Dispositions. If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Grantee, or is otherwise disposed of in a manner that results in the Grantee being required to recognize ordinary income, rather than capital gain, from the disposition (a “Disqualifying Disposition”), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

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28.               Withholding Taxes.

(a)              Whenever under the Plan shares of Common Stock are to be delivered to a Grantee upon exercise of a Nonstatutory Stock Option or to a Grantee of Restricted Stock, Restricted Stock Units or a Stock Bonus, the Company shall be entitled to require as a condition of delivery that the Grantee remit or, at the discretion of the Committee, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee’s portion of any employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Grantee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee’s portion of any employment taxes.

(b)              The Committee may, in its discretion, provide any or all holders of Nonstatutory Stock Options or Grantees of Restricted Stock, Restricted Stock Units or Stock Bonus with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their Options or their receipt of Restricted Stock, Restricted Stock Units or Stock Bonus. Such right may be provided to any such holder in either or both of the following formats:

(c)              The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Stock Option or otherwise deliverable as a result of the vesting of Restricted Stock or Restricted Stock Units or the satisfaction of the conditions, limitations and restrictions with respect to a Stock Bonus, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder.

(d)              The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or Restricted Stock or Restricted Stock Units are granted or vested or the conditions, limitations and restrictions are satisfied for a Stock Bonus, one or more shares of Common Stock previously acquired by such holder (other than in connection with the Option exercise or Restricted Stock, Restricted Stock Units or Stock Bonus grant triggering the withholding taxes) with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder.

29.               Section 409A of the Code. Although the Company does not guarantee the particular tax treatment of Stock Awards granted under the Plan, Stock Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award Agreement hereunder shall be limited, construed and interpreted in accordance with such intent. To the extent that any Stock Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. In no event whatsoever shall the Company or any of its affiliates be liable for any additional tax, interest or penalties that may be imposed on a Grantee by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code or this Section 29. Notwithstanding anything in the Plan or in a Stock Award to the contrary, the following provisions shall apply to any Stock Award granted under the Plan that constitutes "non-qualified deferred compensation" pursuant to Section 409A of the Code (a “409A Covered Award”):

(a)              A termination of employment shall not be deemed to have occurred for purposes of any provision of a 409A Covered Award providing for payment upon or following a termination of the Grantee’s employment unless such termination is also a "Separation from Service" within the meaning of Code Section 409A and, for purposes of any such provision of a 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Stock Award, if the Grantee is deemed on the date of the Grantee’s termination of service to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B)(i) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Grantee’s Separation from Service, and (ii) the date of the Grantee’s death. All payments delayed pursuant to this Section 29 shall be paid to the Grantee on the first day of the seventh month following the date of the Grantee’s Separation from Service or, if earlier, on the date of the Grantee’s death.

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(b)              Whenever a payment under a 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(c)              Whenever a 409A Covered Award is payable upon a Change in Control, notwithstanding anything in the Plan to the contrary, (i) payment shall only occur if such Change in Control constitutes a “change in control event” under Section 409A of the Code, and (ii) the Committee’s discretion under Section 2(c)(i) above to apply a lesser percentage of voting power shall not apply.

(d)              If under a 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.

30.               Other Provisions. Each Stock Award under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion. Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

31.               Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

32.               Forfeiture and Compensation Recovery.  Stock Awards and any compensation directly attributable to a Stock Award may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law.  Any Stock Award Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

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Exhibit A

PERFORMANCE GOALS

Performance Goals for the purposes of the vesting of performance-based Stock Awards shall be based upon one or more of the following business criteria (which may be determined for these purposes by reference to (i) the Company as a whole, (ii) any of the Company’s subsidiaries, operating divisions, regional business units or other operating units, or (iii) any combination thereof): profit before taxes, stock price, total shareholder return, market share, gross revenue, net revenue, net income, pre-tax income, earnings before interest, taxes, depreciation and amortization (EBITDA),operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues or productivity, or any other business criteria the Committee deems appropriate, which may be modified at the discretion of the Committee to take into account significant nonrecurring items, or an event or events either not directly relating to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by generally accepted accounting principles, or which may be adjusted to reflect such costs or expenses as the Committee deems appropriate.

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Annex B

CERTIFICATE OF AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION

OF

MOBIQUITY TECHNOLOGIES, INC.

Under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

1.	The name of the corporation is MOBIQUITY TECHNOLOGIES, INC.

2.	The certificate of incorporation was filed by the New York Department of State on the 26th day of March 1998 under the Corporation’s original name Ace Marketing & Promotions, Inc., and was amended and restated thereafter prior to the date hereof (as amended and restated, the “Certificate of Incorporation”).

3.	Upon filing of this Certificate of Amendment to the Certificate of Incorporation, the Certificate of Incorporation shall be further amended to add a new Section 8 to Article FOURTH which shall read as follows:

“Pursuant to the Business Corporation Law, upon the filing of this Certificate of Amendment (this “Amendment”) to the Certificate of Incorporation with the New York Department of State (the “Effective Time”), each [__] shares of the corporation’s common stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Shares”) shall automatically be combined into one validly issued, fully paid and non-assessable share of common stock without any further action by the corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The corporation shall not issue fractional shares in connection with the Reverse Stock Split. Holders of Old Shares who would otherwise be entitled to receive a fraction of a share on account of the Reverse Stock Split shall have their fractional share rounded up to the nearest whole number as of the Effective Time.”

4.	This Certificate of Amendment was duly adopted in accordance with Section 803 of the Business Corporation Law of the State of New York (the “BCL”) by the Board of Directors of the corporation by unanimous written consent of the Board of Directors of the corporation pursuant to Section 708(b) of the BCL, and by affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon in accordance with Section 803(a) of the BCL.

IN WITNESS WHEREOF, the undersigned hereby affirms that statements made herein are true and under penalties of perjury.

Dated: [__], 2023
Dean L. Julia, CEO

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CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

MOBIQUITY TECHNOLOGIES, INC.

Under Section 805 of the Business Corporation Law.

Filed by:	Ruskin Moscou Faltischek, PC

1425 RXR Plaza, 15th Floor

Uniondale, NY 11556
(City, State and Zip code)

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Annex C

AMENDMENT NO. 3

TO

AMENDED BYLAWS

OF

MOBIQUITY TECHNOLOGIES, INC.

(a New York corporation)

The Amended Bylaws of Mobiquity Technologies, Inc. (a New York corporation) (the “Corporation”), as amended, are hereby amended as follows:

Subsection (a) of Section 5.6 QUORUM of the Bylaws is hereby amended to read in its entirety as follows:

(a) Except as otherwise provided herein, or by statute, or in the Certificate of Incorporation (such Certificate and any amendments thereof being hereinafter collectively referred to as the "Certificate of Incorporation"), at all meetings of shareholders of the Corporation, the presence at the commencement of such meetings in person or by proxy of shareholders holding of record one-third (33 1/3%) of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

The Bylaws as previously amended and as amended hereby constitute the Bylaws of the Corporation.

Adopted by the shareholders of the Corporation in accordance with Section 11.1 of the Bylaws, as of May 15, 2023.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet - ☐ ☐ ☐ QUICK EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

MOBIQUITY TECHNOLOGIES,INC.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 14, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend; http://cstproxy.com/xxxxxxxxxx/20xx

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY Our BOARD of Directors RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 ,4, 5 and 6.	Please mark your votes like this

1. Election of Directors				4. To approve a proposal to comply with	FOR	AGAINST	ABSTAIN
(1) (2) (3) (4) (5)	Dean L. Julia Anne S. Provost Nate Knight Gene Salkind Byron Booker	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)	Nasdaq Listing Rule Section 5550(a)(2).

(Instruction:To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2. To ratify and approve the 2023 Equity	FOR	AGAINST	ABSTAIN	5. To approve a proposal to comply with	FOR	AGAINST	ABSTAIN
Participation Plan.				Nasdaq Listing Rule Section 5635(d).

3. Ratification of independent registered	FOR	AGAINST	ABSTAIN	6. To approve a change in the	FOR	AGAINST	ABSTAIN
public accounting firm.				Company’s By-laws.

CONTROL NUMBER

Signature_____________________________ Signature, if held jointly_____________________________Date_________, 2023

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Shareholders

To view the 2023 Proxy Statement, 2022 Annual Report and to

Attend the Annual Meeting, please go to:

https://www.cstproxy.com/mobiquitytechnologies/2023

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Mobiquity Technologies Inc.

The undersigned appoints Dean L. Julia and Gene Salkind, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Mobiquity Technologies Inc. held of record by the undersigned at the close of business on April 12, 2023 at the Annual Meeting of Stockholders of Mobiquity Technologies Inc . to be held on May 15, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5 AND PROPOSAL 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)